CONFORMED
SEC. File Nos. 2- 50700
811-2444

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No.   39
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No.   20

THE BOND FUND OF AMERICA, INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200


JULIE F. WILLIAMS
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
Cary I. Klafter, Esq.
MORRISON & FOERSTER
345 California Street
San Francisco, California 94104
(Counsel for the Registrant)

The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933. On February 23, 1996, it filed its 24f-2 notice for fiscal 1995.

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on March 1, 1996, pursuant to paragraph (b) of rule 485.

THE BOND FUND OF AMERICA, INC.
CROSS REFERENCE SHEET

Item Number of                                             Captions in Prospectus (Part "A")
Part "A" of Form N-1A



1.    Cover Page                                Cover Page

2.    Synopsis                                  Summary of Expenses

3.    Condensed Financial Information           Financial Highlights

4.    General Description of Registrant         Investment Objective and Policies

5.    Management of the Fund                    Financial Highlights;
                                                Fund Organization and Management

6.    Capital Stock and Other Securities        Investment Objective and Policies;
                                                Certain Securities and Investment
                                                Techniques; Fund Organization and
                                                Management; Dividends, Distributions and
                                                Taxes

7.    Purchase of Securities Being Offered      Purchasing Shares

8.    Redemption or Repurchase                  Redeeming Shares

9.    Legal Proceedings                         N/A



Item Number of                                              Captions in Statement of
Part "B" of Form N-1A                                             Additional Information (Part "B")



10.   Cover Page                                Cover

11.   Table of Contents                         Table of Contents

12.   General Information and History           Investment Restrictions; General
                                                Information

13.   Investment Objectives and Policies        The Fund's Investment Objective and
                                                Policies; Investment Restrictions

14.   Management of the Registrant              Fund Officers and Directors; Management

15.   Control Persons and Principal Holders of Securities    Fund Officers and Directors

16.   Investment Advisory and Other Services    Management

17.   Brokerage Allocation and Other Practices    Execution of Portfolio Transactions

18.   Capital Stock and Other Securities        None

19.   Purchase, Redemption and Pricing of       Purchase of Shares; Shareholder
      Securities Being Offered                  Account Services and Privileges

20.   Tax Status                                Dividends, Distributions and Federal Taxes

21.   Underwriter                               Management -- Principal Underwriter

22.   Calculation of Performance Data           Investment Results

23.   Financial Statements                      Financial Statements



Item in Part "C"

24.   Financial Statements and Exhibits

25.   Persons Controlled by or under

      Common Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of
      Investment Adviser

29.   Principal Underwriters

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings



      Signature Page


March 1, 1996

                         THE BOND FUND OF AMERICA, INC.

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in bonds.

This prospectus presents information you should know before investing in the funds. It should be retained for future reference.

You may obtain the statement of additional information dated March 1, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

08-010-0396

               TABLE OF CONTENTS

  Summary of Expenses..................      3
  Financial Highlights.................      4
  Investment Objective and Policies....      4
  Certain Securities and Investment
   Techniques..........................      6
  Investment Results...................     10
  Dividends, Distributions and Taxes...     11
  Fund Organization and Management.....     12
  The American Funds Shareholder Guide.  15-23
    Purchasing Shares..................     15
    Reducing Your Sales Charge.........     18
    Shareholder Services...............     19
    Redeeming Shares...................     21
    Retirement Plans...................     23

            IMPORTANT PHONE NUMBERS

 Shareholder Services...800/421-0180 ext. 1

 Dealer Services.......800/421-9900 ext. 11

 American FundsLine(R).........800/325-3590
 (24-hour information)

-------------------------------------------------------------------------------

              SUMMARY
          OF EXPENSES

       Average annual
 expenses paid over a
 10-year period would
     be approximately
        $14 per year,
    assuming a $1,000
  investment and a 5%
 annual return with a
maximum sales charge.

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases (as a percentage of offering price)...4.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees....................................................... 0.37%
12b-1 expenses........................................................ 0.25%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)............................... 0.12%
Total fund operating expenses......................................... 0.74%



EXAMPLE                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                           ------ ------- ------- --------
You would pay the following
cumulative expenses on a $1,000    $55     $70     $87     $135
investment, assuming a 5% annual
return./4/

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose unquali-
       (For a share    fied report covering each of the most recent five years
        outstanding    is included in the statement of additional information.
     throughout the    This information should be read in conjunction with the
       fiscal year)    financial statements and accompanying notes which are
                       included in the statement of additional information.

                                                         YEAR ENDED DECEMBER 31
                             ----------------------------------------------------------------------------------
                              1995    1994     1993    1992    1991    1990    1989    1988    1987       1986
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
  Net Asset Value, Begin-
   ning of Year............  $12.69  $14.45   $13.99  $13.70  $12.39  $13.23  $13.24  $13.14  $14.21     $14.01
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
   INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income..    1.05    1.05     1.09    1.15    1.21    1.24    1.31    1.28    1.28       1.38
    Net realized and
     unrealized gain (loss)
     on investments........    1.18   (1.76)     .84     .34    1.28    (.84)   (.02)    .08   (1.02)       .66
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
     Total income from in-
      vestment operations..    2.23   (0.71)    1.93    1.49    2.49     .40    1.29    1.36     .26       2.04
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
   LESS DISTRIBUTIONS
    Dividends from net in-
     vestment income.......   (1.04)  (1.05)   (1.08)  (1.16)  (1.18)  (1.24)  (1.30)  (1.26)  (1.23)     (1.44)
    Distributions from net
     realized gains........     --      --      (.39)   (.04)    --      --      --      --     (.10)/1/   (.40)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
     Total distributions...   (1.04)  (1.05)  ( 1.47)  (1.20)  (1.18)  (1.24)  (1.30)  (1.26)  (1.33)     (1.84)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
  Net Asset Value, End of
   Year....................  $13.88  $12.69   $14.45  $13.99  $13.70  $12.39  $13.23  $13.24  $13.14     $14.21
                             ======  ======   ======  ======  ======  ======  ======  ======  ======     ======
  Total Return/2/             18.25%  (5.02)%  14.14%  11.34%  21.04%   3.27%  10.13%  10.70%   1.96%     15.17%
  RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
    (in millions)..........  $6,290  $4,941   $5,285  $3,917  $2,859  $1,945  $1,481  $1,021  $  825     $  694
   Ratio of expenses to
    average net assets.....     .74%    .69%     .71%    .73%    .77%    .76%    .76%    .66%    .59%       .58%
   Ratio of net income to
    average net assets.....    7.87%   7.77%    7.53%   8.36%   9.28%   9.70%   9.73%   9.54%   9.45%      9.39%
   Portfolio turnover
    rate...................   43.80%   57.0%    44.7%   49.7%   56.5%   59.9%   64.2%   93.0%   93.0%     107.8%

 --------
 /1/ Represents only net short-term realized gains.
 /2/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

         INVESTMENT    The fund's investment objective is to provide as high a
          OBJECTIVE level of current income as is consistent with the pres-AND POLICIES ervation of capital. The fund invests substantially all of its assets in marketable corporate debt securities,
 The fund's goal is    U.S. Government securities, mortgage-related securi-
     to provide you    ties, other asset-backed securities and cash or money
  with high current    market instruments. Normally, at least 65% of the
          incomeand    fund's assets will be invested in bonds. (For this pur-
    conservation of    pose, bonds are considered any debt securities having
           capital.    initial maturities in excess of one year.)

                       At least 60% of the value of the fund's assets, mea-sured at the time of any purchase, must be invested in the following categories:

                       . marketable corporate debt securities such as bonds
                         rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the fund's investment adviser, Capital Research and Management Company, as being of investment quality equivalent to securities rated A or better;

-------------------------------------------------------------------------------

                       . U.S. Government securities including (1) direct
                         obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), (2) obligations guaranteed as to principal and interest by the U.S. Treasury such as Government National Mortgage Association certificates (described below) and Federal Housing Administration debentures, and (3) securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor guaranteed by, the Treasury;

                       . mortgage-related securities rated A or better or
                         unrated securities that are determined to be of equivalent quality of (1) governmental issuers, including Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government, and securities issued and guaranteed as to the payment of interest and principal by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (but not backed by the U.S. Government);
                         (2) private issuers, including mortgage pass-through certificates or mortgage-backed bonds; and (3) the governmental issuers mentioned above or private issuers, including collateralized mortgage obligations and real estate mortgage investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early prepayment of the underlying mortgages which will substantially reduce or eliminate interest payments (see the statement of additional information for more about these securities);

                       . other asset-backed securities rated A or better or
                         unrated securities that are determined to be of equivalent quality (unrelated to mortgage loans) such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables (see the statement of additional information for more about these securities);

                       . cash or money market instruments, including commercial
                         bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers acceptances, which are time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), and commercial paper (short-term notes with maturities of up to nine months issued by corporations or government bodies).

-------------------------------------------------------------------------------

                       The remaining 40% of the fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality, including marketable cor-porate debt securities, mortgage-related securities and other asset-backed securities. These securities may be rated as low as Ca by Moody's or CC by S&P. However, securities rated Ba and BB or below or unrated securi-ties that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) will represent less than 35% of the fund's net assets and are subject to special review before pur-chase.

                       In addition, the fund may from time to time invest in fixed-income securities of corporations outside the U.S. or governmental entities and may purchase or sell various currencies and enter into forward currency con-tracts in connection with these investments. The fund may also invest up to 1% of its assets in inverse floating rate notes (a type of derivative instrument).

                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended December 31, 1995 was as follows: bonds--Aaa/AAA-42.84%; Aa/AA-3.49%; A/A-6.26%; Baa/BBB-
                       10.17%; Ba/BB-7.45%; B/B-11.95%, and Caa/CCC-1.41%.
                       Other investments, including non-rated investments, equity-type securities and cash or cash equivalents amounted to 1.74%, 3.34% and 11.35%, respectively.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

 CERTAIN SECURITIES    RISKS OF INVESTING IN BONDS The market values of fixed-
     AND INVESTMENT    income securities generally vary inversely with the
         TECHNIQUES    level of interest rates--when interest rates rise,
                       their values will tend to decline and vice versa. The
 Investing in bonds    magnitude of these changes generally will be greater
   involves certain    the longer the remaining maturity of the security.
             risks.    Fluctuations in the value of the fund's investments
                       will be reflected in its net asset value per share;
                       typically declining when interest rates rise.

                       High-yield, high-risk bonds (bonds rated Ba and BB or below) may be subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and

-------------------------------------------------------------------------------

                       market developments and investor perceptions of the issuer's credit quality to a greater extent than lower yielding higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the bond ratings.

                       Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

                       INVESTING IN VARIOUS COUNTRIES The fund may invest in securities which may be denominated in currencies other than the U.S. dollar. The fund may also invest in secu-rities of issuers located outside the United States. Investing globally involves special risks, particularly in certain developing countries, caused by, among other things: trade balances and imbalances and related eco-nomic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Companies located outside the U.S. operate under different accounting, auditing and financial reporting standards and practices and regulatory requirements that may be less rigorous than U.S. companies, and frequently there may be less information publicly available about such companies. However, investing out-side the U.S. also can reduce certain of these risks through greater diversification opportunities.

                       Transaction costs are generally higher outside the U.S., and the fund will bear certain expenses in con-nection with its currency transactions. Increased cus-todian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payments of dividends) may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to pur-chase and sell currencies to facilitate securities transactions and to enter into forward currency con-tracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any poten-tial gain which might result from an increase in the value of the currency. (See "Currency Transactions" in the statement of additional information.)

-------------------------------------------------------------------------------

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the delayed). The fund as purchaser assumes the risk of decline in value of the security beginning on the date of the agreement or purchase. The fund also may enter into "roll" transactions, which are the sale of GNMA certificates or other securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical securities at a later date. As the fund's aggregate commitments under these transactions increase, the opportunity for lever-age similarly may increase; however, it is not the in-tent of the fund to engage in these transactions for leveraging purposes. In addition, the fund may enter into other purchase and sale transactions involving securities which are not settled in the ordinary course of business and under various terms when to do so is in the best interest of the fund.

                       The fund will segregate liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its hold-ings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net as-sets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if neces-sary to generate additional cash to meet its obliga-tions thereunder.

                       REPURCHASE AGREEMENTS The fund may enter into repur-chase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian col-lateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capi-tal Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur dispo-sition costs in connection with liquidating the collat-eral. If bankruptcy proceedings are commenced with re-spect to the seller, liquidation of the collateral by the fund may be delayed or limited.

-------------------------------------------------------------------------------

                       LOAN PARTICIPATIONS The fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender lia-bility. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be pro-tected by the securities laws. Also, loan participa-tions are generally considered to be illiquid.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       MATURITY The maturity composition of the fund's portfo-lio of fixed-income securities will be adjusted in re-sponse to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in intermedi-ate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system

-------------------------------------------------------------------------------

                       the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

----------------------------------------------------------------------------------------------------------------
                                                                                YEARS OF EXPERIENCE AS
                                                                                INVESTMENT PROFESSIONAL
                                                                                     (APPROXIMATE)
                                                           YEARS OF
                                                         EXPERIENCE AS          WITH CAPITAL
                                                           PORTFOLIO            RESEARCH AND
      PORTFOLIO                                          COUNSELOR FOR           MANAGEMENT
    COUNSELORS FOR                                       THE BOND FUND             COMPANY
    THE BOND FUND                                         OF AMERICA               OR ITS       TOTAL
      OF AMERICA         PRIMARY TITLE(S)                (APPROXIMATE)           AFFILIATES     YEARS
----------------------------------------------------------------------------------------------------------------
  Abner D. Goldstine  President and Director    Since the fund began operations     29 years    44 years
                      of the fund. Senior Vice  in 1974
                      President and Director,
                      Capital Research and
                      Management Company
----------------------------------------------------------------------------------------------------------------
  Richard T. Schotte  Senior Vice President of   18 years                           18 years    29 years
                      the fund. Senior Vice
                      President, Capital
                      Research and Management
                      Company
----------------------------------------------------------------------------------------------------------------
  John H. Smet        Vice President of the      7 years                            13 years    14 years
                      fund. Vice President,
                      Capital Research and
                      Management Company
----------------------------------------------------------------------------------------------------------------
  Mark H. Dalzell     Vice President,            2 years                             8 years    18 years
                      Investment Management
                      Group, Capital Research
                      and Management Company
----------------------------------------------------------------------------------------------------------------
   The fund began operations on May 28, 1974.
----------------------------------------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
 return of 10.40% a    various periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions.
  over its lifetime
      (May 28, 1974    The fund's yield and the average annual total returns
   through December    are calculated in accordance with the Securities and
         31, 1995).    Exchange Commission requirements which provide that the
                       maximum sales charge be reflected. The fund's distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. For the 30-day period ended
                       December 31, 1995, the fund's SEC yield was 6.18% and the distribution rate was 6.84% at maximum offering price. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and average annual total returns over the past five-year and

-------------------------------------------------------------------------------

                       ten-year periods, as of December 31, 1995, were 12.66%, 10.47% and 9.30%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
  DISTRIBUTIONS AND    from its net investment income daily and distributes
              TAXES    such accrued dividends to shareholders each month.
                       Dividends begin accruing one day after payment for
             Income    shares is received by the fund or American Funds
  distributions are    Service Company. All capital gains, if any, are
   made each month.    distributed annually, usually in December. When a
                       capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       THIS IS A BRIEF SUMMARY OF SOME OF THE TAX LAWS THAT AFFECT YOUR INVESTMENT IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
     AND MANAGEMENT    ganized as a Maryland corporation in 1973. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder
                       Guide: Purchasing Shares-- Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets over $60 million to $1 billion, plus 0.18% on assets over $1 billion to $3 billion, plus 0.16% on assets over $3 billion, plus 3% of the first $5.4 million of annual gross income, plus 2.25% of annual gross income over $5.4 million. Assuming net assets of $6 billion and gross investment income levels of 6%, 7%, 8%, 9%, 10% and 11%, management fees would be .31%, .33%, .36%, .38%, .40% and .42%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the

-------------------------------------------------------------------------------

                       recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advi-sory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees). See "Purchasing Shares--Sales Charges" below.

--------------------------------------------------------------------------------

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $4,205,000 for the fiscal year ended December 31, 1995. Telephone con-versations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                             AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                        SERVICE      ADDRESS                AREAS SERVED
                         AREA
                       ---------------------------------------------------------
                       WEST       P.O. Box 2205             AK, AZ, CA, HI, ID,
                                  Brea, CA 92622-2205       MT, NV, OR, UT, WA
                                  Fax: 714/671-7080         and outside the U.S.
                       ---------------------------------------------------------
                       CENTRAL-   P.O. Box 659522           AR, CO, IA, KS, LA,
                       WEST       San Antonio,              MN, MO, ND, NE, NM,
                                  TX 78265-9522             OK, SD, TX, and WY
                                  Fax: 210/530-4050
                       ---------------------------------------------------------
                       CENTRAL-   P.O. Box 6007             AL, IL, IN, KY, MI,
                       EAST       Indianapolis,             MS, OH, TN and WI
                                  IN 46206-6007
                                  Fax: 317/735-6620
                       ---------------------------------------------------------
                       EAST       P.O. Box 2280             CT, DE, FL, GA, MA,
                                  Norfolk, VA 23501-2280    MD, ME, NC, NH, NJ,
                                  Fax: 804/670-4773         NY, PA, RI, SC, VA,
                                                            VT, WV and
                                                            Washington, D.C.
                       ---------------------------------------------------------
                        ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                        COMPANY AT 800/421-0180 FOR SERVICE.
                       ---------------------------------------------------------

                                               [LOGO]

                       ---------------------------------------------------------
                       West (light grey); Central-West (white); Central-East (dark grey), East (green)

-------------------------------------------------------------------------------

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE

                      ---------------------------------------------------------
  PURCHASING SHARES    METHOD      INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------
    Your investment                See "Investment      $50 minimum (except
    dealer can help                Minimums and Fund    where a lower
 you establish your                Numbers" for         minimum is noted
  account--and help                initial investment   under "Investment
      you add to it                minimums.            Minimums and Fund
 whenever you like.                                     Numbers").
                      --------------------------------------------------------
                       By          Visit any            Mail directly to
                       contacting  investment dealer    your investment
                       your        who is registered    dealer's address
                       investment  in the state         printed on your
                       dealer      where the            account statement.
                                   purchase is made
                                   and who has a
                                   sales agreement
                                   with American
                                   Funds
                                   Distributors.
                      ---------------------------------------------------------
                       By mail     Make your check      Fill out the account
                                   payable to the       additions form at the
                                   fund and mail to     bottom of a recent
                                   the address          account statement,
                                   indicated on the     make your check
                                   account              payable to the fund,
                                   application.         write your account
                                   Please indicate      number on your check,
                                   an investment        and mail the check
                                   dealer on the        and form in the
                                   account              envelope provided
                                   application.         with your account
                                                        statement.
                      ---------------------------------------------------------
                       By wire     Call 800/421-0180    Your bank should wire
                                   to obtain your       your additional
                                   account number(s)    investments in the
                                   if necessary.        same manner as
                                   Please indicate an   described under
                                   investment dealer    "Initial Investment."
                                   on the account.
                                   Instruct your
                                   bank to wire
                                   funds to:

                                   Wells Fargo Bank
                                   155 Fifth Street
                                   Sixth Floor
                                   San Francisco,
                                   CA 94106
                                   (ABA #121000248)

                                   For credit to the
                                   account of:
                                   American Funds
                                   Service Company
                                   a/c #4600-076178
                                   (fund name)
                                   (your fund acct. no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.
                      ---------------------------------------------------------
                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

                                                          MINIMUM
                                                          INITIAL    FUND
  FUND                                                   INVESTMENT NUMBER
  ----                                                   ---------- ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R)..........................................  $1,000     02
  American Balanced Fund(R)..............................     500     11
  American Mutual Fund(R)................................     250     03
  Capital Income Builder(R)..............................   1,000     12
  Capital World Growth and Income Fund(SM)...............   1,000     33
  EuroPacific Growth Fund(R).............................     250     16
  Fundamental Investors(SM)..............................     250     10
  The Growth Fund of America(R)..........................   1,000     05
  The Income Fund of America(R)..........................   1,000     06
  The Investment Company of America(R)...................     250     04
  The New Economy Fund(R)................................   1,000     14
  New Perspective Fund(R)................................     250     07
  SMALLCAP World Fund(SM)................................   1,000     35
  Washington Mutual Investors Fund(SM)...................     250     01

                                                          MINIMUM
                                                          INITIAL    FUND
  FUND                                                   INVESTMENT NUMBER
  ----                                                   ---------- ------
  BOND FUNDS
  American High-Income Municipal Bond Fund(SM)........... $1,000     40
  American High-Income Trust(R)..........................  1,000     21
  The Bond Fund of America(SM)...........................  1,000     08
  Capital World Bond Fund(R).............................  1,000     31
  Intermediate Bond Fund of America(R)...................  1,000     23
  Limited Term Tax-Exempt Bond Fund of America(SM).......  1,000     43
  The Tax-Exempt Bond Fund of America(SM)................  1,000     19
  The Tax-Exempt Fund of California(R)*..................  1,000     20
  The Tax-Exempt Fund of Maryland(R)*....................  1,000     24
  The Tax-Exempt Fund of Virginia(R)*....................  1,000     25
  U.S. Government Securities Fund(SM)....................  1,000     22

  MONEY MARKET FUNDS
  The Cash Management Trust of America(R)................  2,500     09
  The Tax-Exempt Money Fund of America(SM)...............  2,500     39
  The U.S. Treasury Money Fund of America(SM)............  2,500     49

 --------
*Available only in certain states.

                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                       --------------------------------------------------------
          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your invest-   investment dealer, you may be charged
                        ment dealer    for this service. SHARES HELD FOR YOU
                                       IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                        --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the condi-
                        tions noted
                        in this sec-
                        tion and in
                        "Telephone
                        Redemptions
                        and Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

March 1, 1996

                        THE BOND FUND OF AMERICA, INC.

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in bonds.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated March 1, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

08-010-0396 RP

-------------------------------------------------------------------------------

              SUMMARY OF
                EXPENSES

 Average annual expenses
     paid over a 10-year
         period would be
    approximately $9 per
 year, assuming a $1,000
     investment and a 5%
      annual return with
        no sales charge.

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees.......................................................  0.37%
12b-1 expenses........................................................  0.25%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.12%
Total fund operating expenses.........................................  0.74%

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
You would pay the following cumulative
expenses on a $1,000 investment, assuming
a 5% annual return./3/                            $8      $24     $41     $92

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

               TABLE OF
               CONTENTS

  Summary of Expenses..........   2
  Financial Highlights.........   3
  Investment Objective and
   Policies....................   3
  Certain Securities and
   Investment Techniques.......   5
  Investment Results...........   9
  Dividends, Distributions and
   Taxes.......................  10
  Fund Organization and
   Management..................  11
  Purchasing Shares............  13
  Shareholder Services.........  14
  Redeeming Shares.............  15

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose unquali-
                       fied report covering each of the most recent five years
       (For a share    is included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    included in the statement of additional information.

                                                           YEAR ENDED DECEMBER 31
                             ----------------------------------------------------------------------------------
                              1995    1994     1993    1992    1991    1990    1989    1988    1987       1986
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
  Net Asset Value, Begin-
   ning of Year...........   $12.69  $14.45   $13.99  $13.70  $12.39  $13.23  $13.24  $13.14  $14.21     $14.01
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..     1.05    1.05     1.09    1.15    1.21    1.24    1.31    1.28    1.28       1.38
   Net realized and
    unrealized gain (loss)
    on investments........     1.18   (1.76)     .84     .34    1.28    (.84)   (.02)    .08   (1.02)       .66
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
    Total income from in-
     vestment operations..     2.23   (0.71)    1.93    1.49    2.49     .40    1.29    1.36     .26       2.04
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
   LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......    (1.04)  (1.05)   (1.08)  (1.16)  (1.18)  (1.24)  (1.30)  (1.26)  (1.23)     (1.44)
   Distributions from net
    realized gains........      --      --      (.39)   (.04)    --      --      --      --     (.10)/1/   (.40)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
    Total distributions...    (1.04)  (1.05)  ( 1.47)  (1.20)  (1.18)  (1.24)  (1.30)  (1.26)  (1.33)     (1.84)
                             ------  ------   ------  ------  ------  ------  ------  ------  ------     ------
  Net Asset Value, End of
   Year...................   $13.88  $12.69   $14.45  $13.99  $13.70  $12.39  $13.23  $13.24  $13.14     $14.21
                             ======  ======   ======  ======  ======  ======  ======  ======  ======     ======
  Total Return/2/             18.25%  (5.02)%  14.14%  11.34%  21.04%   3.27%  10.13%  10.70%   1.96%     15.17%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net assets, end of year
    (in millions).........   $6,290  $4,941   $5,285  $3,917  $2,859  $1,945  $1,481  $1,021  $  825     $  694
   Ratio of expenses to
    average net assets....      .74%    .69%     .71%    .73%    .77%    .76%    .76%    .66%    .59%       .58%
   Ratio of net income to
    average net assets....     7.87%   7.77%    7.53%   8.36%   9.28%   9.70%   9.73%   9.54%   9.45%      9.39%
   Portfolio turnover
    rate..................    43.80%   57.0%    44.7%   49.7%   56.5%   59.9%   64.2%   93.0%   93.0%     107.8%

 --------
 /1/ Represents only net short-term realized gains.
 /2/ Calculated with no sales charge.


         INVESTMENT    The fund's investment objective is to provide as high a
          OBJECTIVE level of current income as is consistent with the pres-AND POLICIES ervation of capital. The fund invests substantially all of its assets in marketable corporate debt securities,
 The fund's goal is    U.S. Government securities, mortgage-related securi-
     to provide you    ties, other asset-backed securities and cash or money
  with high current    market instruments. Normally, at least 65% of the
          incomeand    fund's assets will be invested in bonds. (For this pur-
     conservationof    pose, bonds are considered any debt securities having
           capital.    initial maturities in excess of one year.)

                       At least 60% of the value of the fund's assets, mea-sured at the time of any purchase, must be invested in the following categories:

                       . marketable corporate debt securities such as bonds
                         rated at the time of purchase within the three highest investment grade ratings (A or better) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by the fund's investment adviser, Capital Research and Management Company, as being of investment quality equivalent to securities rated A or better;

-------------------------------------------------------------------------------

                       . U.S. Government securities including (1) direct
                         obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), (2) obligations guaranteed as to principal and interest by the U.S. Treasury such as Government National Mortgage Association certificates (described below) and Federal Housing Administration debentures, and (3) securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor guaranteed by, the Treasury;

                       . mortgage-related securities rated A or better or
                         unrated securities that are determined to be of equivalent quality of (1) governmental issuers, including Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government, and securities issued and guaranteed as to the payment of interest and principal by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (but not backed by the U.S. Government);
                         (2) private issuers, including mortgage pass-through certificates or mortgage-backed bonds; and (3) the governmental issuers mentioned above or private issuers, including collateralized mortgage obligations and real estate mortgage investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early prepayment of the underlying mortgages which will substantially reduce or eliminate interest payments (see the statement of additional information for more about these securities);

                       . other asset-backed securities rated A or better or
                         unrated securities that are determined to be of equivalent quality (unrelated to mortgage loans) such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables (see the statement of additional information for more about these securities);

                       . cash or money market instruments, including commercial
                         bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers acceptances, which are time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), and commercial paper (short-term notes with maturities of up to nine months issued by corporations or government bodies).

-------------------------------------------------------------------------------

                       The remaining 40% of the fund's assets, measured at the time of purchase, may be invested in debt securities rated below A or unrated securities that are determined to be of equivalent quality, including marketable cor-porate debt securities, mortgage-related securities and other asset-backed securities. These securities may be rated as low as Ca by Moody's or CC by S&P. However, securities rated Ba and BB or below or unrated securi-ties that are determined to be of equivalent quality (commonly known as "junk" or "high-yield, high-risk" bonds) will represent less than 35% of the fund's net assets and are subject to special review before pur-chase.

                       In addition, the fund may from time to time invest in fixed-income securities of corporations outside the U.S. or governmental entities and may purchase or sell various currencies and enter into forward currency con-tracts in connection with these investments. The fund may also invest up to 1% of its assets in inverse floating rate notes (a type of derivative instrument).

                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended December 31, 1995 was as follows: bonds--Aaa/AAA-42.84%; Aa/AA-3.49%; A/A-6.26%;
                       Baa/BBB-10.17%; Ba/BB-7.45%; B/B-11.95%, and Caa/
                       CCC-1.41%. Other investments, including non-rated investments, equity-type securities and cash or cash equivalents amounted to 1.74%, 3.34% and 11.35%, respectively.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

 CERTAIN SECURITIES    RISKS OF INVESTING IN BONDS The market values of fixed-
     AND INVESTMENT    income securities generally vary inversely with the
         TECHNIQUES    level of interest rates--when interest rates rise,
                       their values will tend to decline and vice versa. The
 Investing in bonds    magnitude of these changes generally will be greater
   involves certain    the longer the remaining maturity of the security.
             risks.    Fluctuations in the value of the fund's investments
                       will be reflected in its net asset value per share;
                       typically declining when interest rates rise.

                       High-yield, high-risk bonds (bonds rated Ba and BB or below) may be subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and

-------------------------------------------------------------------------------

                       market developments and investor perceptions of the is-suer's credit quality to a greater extent than lower yielding higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the bond rat-ings.

                       Capital Research and Management Company attempts to re-duce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and cor-porate and legislative developments.

                       INVESTING IN VARIOUS COUNTRIES The fund may invest in securities which may be denominated in currencies other than the U.S. dollar. The fund may also invest in securities of issuers located outside the United States. Investing globally involves special risks, particularly in certain developing countries, caused by, among other things: trade balances and imbalances and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Companies located outside the U.S. operate under different accounting, auditing and financial reporting standards and practices and regulatory requirements that may be less rigorous than U.S. companies, and frequently there may be less information publicly available about such companies. However, investing outside the U.S. also can reduce certain of these risks through greater diversification opportunities.

                       Transaction costs are generally higher outside the U.S., and the fund will bear certain expenses in con-nection with its currency transactions. Increased cus-todian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payments of dividends) may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to pur-chase and sell currencies to facilitate securities transactions and to enter into forward currency con-tracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any poten-tial gain which might result from an increase in the value of the currency. (See "Currency Transactions" in the statement of additional information.)

-------------------------------------------------------------------------------

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The fund also may enter into "roll" transactions, which are the sale of GNMA certificates or other securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. As the fund's aggregate commitments under these transactions increase, the opportunity for lever-age similarly may increase; however, it is not the in-tent of the fund to engage in these transactions for leveraging purposes. In addition, the fund may enter into other purchase and sale transactions involving se-curities which are not settled in the ordinary course of business and under various terms when to do so is in the best interest of the fund.

                       The fund will segregate liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its hold-ings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net as-sets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if neces-sary to generate additional cash to meet its obliga-tions thereunder.

                       REPURCHASE AGREEMENTS The fund may enter into repur-chase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian col-lateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capi-tal Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur dispo-sition costs in connection with liquidating the collat-eral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

-------------------------------------------------------------------------------

                       LOAN PARTICIPATIONS The fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender lia-bility. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be pro-tected by the securities laws. Also, loan participa-tions are generally considered to be illiquid.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       MATURITY The maturity composition of the fund's portfo-lio of fixed-income securities will be adjusted in re-sponse to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in intermedi-ate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system

-------------------------------------------------------------------------------

                       the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio segments. The primary individual portfolio counselors for the fund are listed below.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    YEARS OF EXPERIENCE
                                                                                                AS INVESTMENT PROFESSIONAL
                                                                                                       (APPROXIMATE)
                                                          YEARS OF EXPERIENCE
                                                             AS PORTFOLIO                 WITH CAPITAL
     PORTFOLIO                                               COUNSELOR FOR                RESEARCH AND
  COUNSELORS FOR                                             THE BOND FUND                 MANAGEMENT
  THE BOND FUND                                                OF AMERICA                COMPANY OR ITS           TOTAL
    OF AMERICA             PRIMARY TITLE(S)                   (APPROXIMATE)                AFFILIATES             YEARS
-----------------------------------------------------------------------------------------------------------------------------
Abner D. Goldstine     President and Director of          Since the fund began                29 years            44 years
                       the fund. Senior Vice President    operations in 1974
                       and Director, Capital Research
                       and Management Company
-----------------------------------------------------------------------------------------------------------------------------
Richard T. Schotte     Senior Vice President of           18 years                            18 years            29 years
                       the fund. Senior Vice
                       President, Capital
                       Research and Management
                       Company

John H. Smet           Vice President of the              7 years                             13 years            14 years
                       fund. Vice President,
                       Capital Research and
                       Management Company
-----------------------------------------------------------------------------------------------------------------------------
Mark H. Dalzell        Vice President, Investment         2 years                             8 years             18 years
                       Management Group, Capital
                       Research and Management
                       Company
-----------------------------------------------------------------------------------------------------------------------------
   The fund began operations on May 28, 1974.
-----------------------------------------------------------------------------------------------------------------------------


 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
      return (at no    tal return, yield, and/or distribution rate basis for
   sales charge) of    various periods, with or without sales charges. Results
 10.65% a year over    calculated without a sales charge will be higher. Total
       its lifetime    returns assume the reinvestment of all dividends and
      (May 28, 1974    capital gain distributions.
   through December
         31, 1995).    The fund's yield and the average annual total returns
                       are calculated with no sales charge in accordance with Securities and Exchange Commission requirements. The fund's distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. For the 30-day period ended December 31, 1995, the fund's SEC yield was 6.49% and the distribution rate was 7.18% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total

-------------------------------------------------------------------------------

                       return over the past 12 months and average annual total returns over the past five-year and ten-year periods, as of December 31, 1995, were 18.25%, 11.56% and 9.83%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
  DISTRIBUTIONS AND    from its net investment income daily and distributes
              TAXES    the accrued dividends to shareholders each month. Divi-
                       dends begin accruing one day after payment for shares
             Income    is received by the fund or American Funds Service Com-
  distributions are    pany. All capital gains, if any, are distributed annu-
   made each month.    ally, usually in December. When a capital gain is de-
                       clared, the net asset value per share is reduced by the amount of the payment.

                       The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gains distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so quali-fies and distributes to shareholders all of its net in-vestment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
     AND MANAGEMENT    organized as a Maryland corporation in 1973. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid
    Group, which is    certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets in excess of $60 million to $1 billion, plus 0.18% on assets over $1 billion to $3 billion, plus 0.16% on assets over $3 billion, plus 3% of the first $5.4 million of annual gross income, plus 2.25% of annual gross income over $5.4 million. Assuming net assets of $6 billion and gross investment income levels of 6%, 7%, 8%, 9%, 10% and 11%, management fees would be .31%, .33%, .36%, .38%, .40%, and .42%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated com-mission, although the price of the security usually in-cludes a profit to the dealer. In underwritten offer-ings, securities are usually purchased at a fixed price which includes an amount of compensation to the under-writer, generally referred to as the underwriter's con-cession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and execu-tions, preference may be given to brokers that have sold shares of the fund or have provided investment re-search, statistical, and other related services for the benefit of the fund and/or other funds served by Capi-tal Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or moni-tored for verification, recordkeeping and quality as-surance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $4,205,000 for the fiscal year ended December 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

         PURCHASING    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
             SHARES    RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through '"Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense, (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate

-------------------------------------------------------------------------------

                       them for providing certain services. (See "Fund Organi-zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

-------------------------------------------------------------------------------

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       --------------------------------------------------------
                        By contact-    Your plan administrator/trustee must
                        ing your plan  send a letter of instruction
                        administrator/ specifying the name of the fund, the
                        trustee        number of shares or dollar amount to
                                       be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contact-    Shares may also be redeemed through
                        ing an in-     an investment dealer; however, you or
                        vestment       your plan may be charged for this
                        dealer         service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee

-------------------------------------------------------------------------------

                       benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan, and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Pur-chasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares re-deemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemp-tion request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

                        THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

                             THE BOND FUND OF AMERICA, INC.
The Bond
Fund of
America, Inc.(R)

March 1, 1996

THE BOND FUND OF AMERICA, INC.(R)

                                     Profile
 333 South Hope Street            March 1, 1996
 Los Angeles, CA 90071

1. Goal
The fund seeks to provide you with high income while preserving your investment.

2. Investment Strategies
The fund will invest at least 60% of its assets in higher quality bonds (rated "A" or better). The fund may also hold lower rated bonds (including "junk bonds"). In addition, the fund may invest in non-U.S. bonds to a limited degree. The fund has no maturity limits.

3. Risks
Investing in bonds involves risk, including credit risk (the possibility that the bond issuer will default on its obligation) and market risk (when interest rates rise, bond prices fall and vice versa). Lower rated bonds are subject to greater price fluctuations and risk of loss than higher rated bonds. Moreover, investing outside the U.S. involves special risks, such as currency fluctuations.
You can lose money by investing in the fund; your investment is not guaranteed. The likelihood of loss is greater if you intend to invest for a shorter period of time.

4. Appropriateness
If you are not a long-term investor seeking current income and are not willing to accept the risks described above including the risks of investing in lower rated bonds, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts. Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    4.75%




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees          0.37%

12b-1 expenses           0.25%

Other expenses           0.12%

Total fund operating expenses    0.74%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 55

Three years   70

Five years   87

Ten years    135





6. Past Results
Here are the fund's annual total returns for each of the past 10 calendar years:
[CHART]

1986     15.17

1987     1.96

1988     10.70

1989     10.13

1990     3.27

1991     21.04

1992     11.34

1993     14.14

1994     -5.02

1995     18.25


[END CHART]

Sales charges have not been deducted from results shown above.
The fund's average annual total return* is +10.65% over its lifetime (May 28, 1974 through December 31, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year        + 12.66%

 Five years      + 10.47%

 Lifetime        + 9.30%

                30-Day Yield*

                 6.18%




* These results were calculated for periods ended December 31, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $1,000.

9. Redemptions
You may redeem shares through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 08 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made monthly. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

This Profile contains key information about the fund. More details appear in the fund's accompanying prospectus.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

                                        PART B
                         STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 1,  1996

     This document is not a prospectus but should be read in conjunction with the current Prospectus of The Bond Fund of America, Inc. (the "fund") dated March 1, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:
The Bond Fund of America, Inc.
Attention: Secretary
333 South Hope Street
Los Angeles, CA  90071
(213) 486-9200
 The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                               TABLE OF CONTENTS

ITEM                                                            PAGE NO.

DESCRIPTION OF CERTAIN SECURITIES                                2

INVESTMENT RESTRICTIONS                                          5

FUND OFFICERS AND DIRECTORS                                      7

MANAGEMENT                                                      10

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                      12

PURCHASE OF SHARES                                              15

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                     17

REDEMPTION OF SHARES                                            17

EXECUTION OF PORTFOLIO TRANSACTIONS                             18

GENERAL INFORMATION                                             18

INVESTMENT RESULTS                                              19

DESCRIPTION OF BOND RATINGS                                     25

FINANCIAL STATEMENTS                                            ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES
CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

DOWNGRADE POLICY - The fund is not normally required to dispose of a security in the event that its rating is reduced to Ba or below by Moody's Investors, Inc. or BB or below by Standard & Poors Corporation (or it is not rated and its quality becomes equivalent to such a security). The fund, however, has no current intention to hold 35% or more of its net assets in these securities (also known as "high-yield, high-risk" or "junk" bonds).

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

 Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

 FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

 As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.
OTHER MORTGAGE-RELATED SECURITIES - The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity
at the time payments are made.   As a result, an acceleration in the rate of
prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

 Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

OTHER ASSET-BACKED SECURITIES - The fund may invest in bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit. These securities are often "enhanced" by a bank letter of credit or by insurance coverage provided by an institution other than the issuer; such an enhancement typically covers only a portion of the par value until exhausted. Generally, the originator of the loan or accounts receivable paper sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include "certificates for automobile receivables" and bonds backed by credit card loan receivables. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans. The values of these securities also may fluctuate due to changes in the market perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loan, or the financial institution providing the credit enhancement.


CURRENCY TRANSACTIONS - The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. THE FUND PURCHASES OR SELLS CURRENCY IN CONNECTION WITH SETTLING TRANSACTIONS INVOLVING SECURITIES DENOMINATED IN CURRENCIES OTHER THAN THE U.S. DOLLAR. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. FOR EXAMPLE, THE FUND MIGHT SELL A CURRENCY ON A FORWARD BASIS TO HEDGE AGAINST AN ANTICIPATED DECLINE IN THE CURRENCY IN WHICH A PORTFOLIO SECURITY IS DENOMINATED. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency.


LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call in a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.
PORTFOLIO TRADING - The fund intends to engage in portfolio trading when it is believed that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described in the Prospectus under "Certain Securities and Investment Techniques."


INVERSE FLOATING RATE NOTES - The fund is authorized to invest up to 1% of the fund's net assets in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates; thus, a change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.


STRATEGIC PORTFOLIO ADJUSTMENT - The composition of the fund's portfolio will change from time to time primarily in response to expected changes in interest rates and in the yield relationships among sectors of the fixed-income market. The Investment Adviser continually monitors the creditworthiness of companies, the price and yield relationships among different sections of the debt market and the outlook for interest rates in general and in particular parts of the debt market. Yield relationships among securities of various types of issuers, maturities, coupon rates or quality ratings frequently change in response to changing supply-demand influences in the market. When it appears to the Investment Adviser that the yield relationships may change, the composition of the portfolio may be adjusted, should such changes offer the opportunity to further the fund's investment objective. Changes may also be made if the Investment Adviser believes that there is a temporary disparity among individual securities of comparable characteristics. Some such changes may result in short-term gains or losses to the fund. This information, which is shared among the Investment Adviser's other departments and its affiliates, makes up a part of the Investment Adviser's investment decisions.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last 10 years.

OTHER POLICIES - The fund may not make direct purchases of common or preferred stocks or warrants or rights to acquire such common or preferred stocks. The fund may invest in debt securities which are convertible into or exchangeable for or which carry warrants or rights to purchase common stock or other equity interests. Equity interests acquired through such conversion, exchange or exercise will be disposed of by the fund as soon as it may feasibly be done in an orderly manner.
                            INVESTMENT RESTRICTIONS
 The fund has adopted certain additional investment restrictions which may not be changed without approval of the holders of a majority of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that the fund may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, immediately after and as a result of such investment (a) more than 5% of the value of the fund's total assets would be invested in securities of the issuer; or (b) the fund would hold more than 10% of the voting securities of the issuer; or (c) 25% or more of the value of the fund's assets would be invested in a single industry. Each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

 2. Invest in companies for the purpose of exercising control or management;

 3. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 5. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that this shall not prohibit the fund from purchasing or selling currencies including forward currency contracts;

 6. Invest more than 15% of the value of its net assets in securities that are illiquid;

 7. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Make loans in an aggregate amount in excess of 10% of the value of the fund's total assets, taken at the time any loan is made, provided, (i) that the purchase of debt securities pursuant to the fund's investment objectives and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction, and (ii) that loans of portfolio securities as described under "Loans of Portfolio Securities," shall be made only in accordance with the terms and conditions therein set forth;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities at margin;

 11. Borrow money except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets;

 12. Mortgage, pledge, or hypothecate any of its assets;

 13. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval: (a) the fund will not invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation, and (b) the fund will not purchase partnership interests or invest in leases to develop, or explore for, oil, gas or minerals.

    Notwithstanding Investment Restriction #3, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

FUND OFFICERS AND DIRECTORS
Directors and Director Compensation
(with their principal occupations during the past five years)#


NAME, ADDRESS AND AGE       POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION    TOTAL NUMBER

                            REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS        OF FUND

                                          ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL    BOARDS/2/ ON
                                          CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND          WHICH
                                                                      COMPENSATION/1/) FROM   MANAGEMENT COMPANY/2/   DIRECTOR

                                                                      FUND DURING FISCAL                         SERVES
                                                                      YEAR ENDED 12/31/95

++ H. Frederick Christie    Director      Private Investor.  The Mission
 P. O. Box 144                            Group (non-utility holding   $ 5,459/3/         $138,050              18
 Palos Verdes, CA 90274                   company, subsidiary of Southern
 Age: 62                                  California Edison Company), former

                                          President and Chief
                                          Executive Officer

 Diane C. Creel             Director      Chairwoman, CEO and President,
 100 W. Broadway                          The Earth Technology Corporation   4,855              36,075                12

 Suite 5000
 Long Beach, CA 90802
 Age:  47

 Martin Fenton, Jr.         Director      Chairman, Senior Resource Group
 4350 Executive Drive                     (management of senior living   5,072/3/           112,550               16
 Suite 101                                centers)
 San Diego, CA
92121-2116
 Age:  60

 Leonard R. Fuller          Director      President, Fuller & Company, Inc.

 4333 Admiralty Way                       (financial management consulting   5,511              39,175                12

 Suite 841 ETH                            firm)
 Marina del Rey, CA
90292
 Age:  49

+* Abner D. Goldstine       President, PEO    Capital Research and Management

 Age:  66                   and Director   Company, Senior Vice President   none/4/            none/4/               12
                                          and Director

+** Paul G. Haaga, Jr.      Chairman of    Capital Research and Management

 Age:  47                   the Board     Company, Senior Vice President   none/4/            none/4/               14
                                          and Director

 Herbert Hoover III         Director      Private Investor
 200 S. Los Robles                                                    5,277              59,800                14
Avenue
 Suite 520
 Pasadena, CA
91101-2431
 Age:  68

 Richard G. Newman          Director      Chairman, President and CEO,
 3250 Wilshire Boulevard                  AECOM Technology Corporation   5,091/3/           39,000                12
 Los Angeles, CA 90010-                   (architectural engineering)
1599
 Age:  61

 Peter C. Valli             Director      Chairman and CEO, BW/IP
 200 Oceangate Boulevard                  International Inc. (industrial   5,000/3/           37,000                12
 Suite 900                                manufacturing)
 Long Beach, CA 90802
 Age:   69



+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.


/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as
follows:   H. Frederick Christie ($6,412), Martin Fenton, Jr. ($7,238), Richard
G. Newman ($12,661) and Peter C. Valli ($12,557). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.


/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

OFFICERS
(with their principal occupations during the past five years)#

* RICHARD T. SCHOTTE, SENIOR VICE PRESIDENT.  Capital Research Company, Senior
Vice
  President

* JOHN H. SMET, VICE PRESIDENT. Capital Research and Management Company, Vice President


** MARY C. HALL, VICE PRESIDENT AND TREASURER.  Capital Research and Management
  Company, Senior Vice President - Fund Business Management Group


*** MICHAEL J. DOWNER, VICE PRESIDENT.  Capital Research and Management
Company,
  Senior Vice President - Fund Business Management Group

***  JULIE F. WILLIAMS, SECRETARY.  Capital Research and Management Company,
  Vice President - Fund Business Management Group


*** KIMBERLY S. VERDICK, ASSISTANT SECRETARY. Capital Research and Management
  Company,  Assistant Vice President - Fund Business Management Group


** ANTHONY W. HYNES, JR., Assistant Treasurer.  Capital Research and Management
  Company, Vice President - Fund Business Management Group

# Positions within the organizations listed may have changed during this period.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

** Address is 135 South State College Boulevard, Brea, CA  92621.

***  Address is 333 South Hope Street, Los Angeles, CA  90071.

    The fund pays annual fees of $2850 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1996, the officers and Directors and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT
INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serve over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue until October 31, 1996 unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders, taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 The Investment Adviser has agreed to reduce the fee payable to it under the agreement, (a) by the amount by which the ordinary operating expenses of the fund for any fiscal year of the fund, excluding interest, taxes and extraordinary expenses such as litigation, shall exceed the greater of (i) one percent (1%) of the average month-end net assets of the fund for such fiscal year, or (ii) ten percent (10%) of the fund's gross investment income, and (b) by any additional amount necessary to assure that such ordinary operating expenses of the fund in any year after such reduction do not exceed the lesser of (i) one and one-half percent (1 1/2%) of the first $30 million of average month-end net assets of the fund, plus one percent (1%) of the average month-end net assets in excess thereof or (ii) twenty-five percent (25%) of the fund's gross investment income.
    During the fiscal years ended December 31, 1995, 1994, and 1993, the Investment Adviser's total fees amounted to $20,858,000, $18,755,000, and $17,170,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1995 amounted to $4,814,000 after allowance of $20,990,000 to dealers. During the fiscal years ended December 31, 1994 and 1993 the Principal Underwriter retained $4,561,902 and $8,418,631, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund due to present or past affiliations with the investment adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended December 31, 1995, the fund paid $13,834,000 under the Plan as compensation to dealers. As of December 31, 1995 accrued and unpaid distribution expenses were $926,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.
 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable investment income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion (if any) of the investment company taxable income and net capital gain that it retains.
 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the United States which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are limited.

 Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

 The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of non-U.S. currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss, and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each non-U.S. currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 Under the Code, a fund's taxable income for each year will be computed without regard to any net non-U.S. currency loss attributable to transactions after October 31, and any such net non-U.S. currency loss will be treated as arising on the first day of the following taxable year.

    As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, American Funds Service Company, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks and convertible debentures are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the period or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale prior prior to the time of valuation, or, lacking any sales, at the last reported bid price.

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. The maturities of variable or floating rate instruments are deemed to be the time remaining until the next interest rate adjustment date.

 2. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Valuation Committee of the Board of Directors.

 3. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 4. The net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.


STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms . The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

    In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

    Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.


DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's Prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as trustee or custodian). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                              REDEMPTION OF SHARES

 The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than $150 (determined, for this purpose only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions), or are fewer than ten shares. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.
 While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.
     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended December 31, 1995, 1994, and 1993, amounted to $7,096,214, $6,647,968, and $8,431,663, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank (National Association), One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or non-U.S. branches of U.S. banks.

TRANSFER AGENT - The Transfer Agent, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund. The fund has entered into such an agreement with Nationwide Life Insurance Company.

INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the attached Annual Report, have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - DECEMBER 31, 1995



 Net asset value and redemption price                      $13.88
per share
  (Net assets divided by shares
outstanding)

 Maximum offering price per share                          $14.57
  (100/95.25 of net asset value per
share, which takes
  into account the fund's current
maximum sales charge)



                               INVESTMENT RESULTS
    The fund's yield is 6.18% based on a 30-day (or one month) period ended December 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]
Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

    The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.


    The fund's total return over the past twelve months and average annual total returns over the past 5-year and 10-year periods ending on December 31, 1995, were 12.66%, 10.47%, and 9.30%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The investment results for the fund (also referred to as "BFA") set forth below were calculated as described in the fund's prospectus. Data contained in Salomon Brothers' Market Performance and Lehman Brother's The Bond Market Report are used to calculate cumulative total return from their base period (12/31/79 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                     THE FUND VS. VARIOUS UNMANAGED INDICES


 Period             The Fund          Salomon         Lehman          Average
1/1 - 12/31                          Brothers        Brothers         Savings
                                    (1)              (2)             Deposit (3)



1986 - 1995        + 143%           + 152%           + 171%          + 69%

1985 - 1994        + 160            + 160            + 175           +  77

1984 - 1993        + 207            + 208            + 233           +   88

1983 - 1992        + 194            + 203            + 225           +   99

1982 - 1991        + 252            + 271            + 316           + 112

1981 - 1990        + 210            + 240            + 261           + 122

1980 - 1989        + 210            + 221            + 236           + 125

1979 - 1988        + 191              n/a            + 189           + 125

1978 - 1987        + 168              n/a            + 165           + 125

1977 - 1986        + 176              n/a            + 167           + 125

1976 - 1985        + 184              n/a            + 173           + 123

1975 - 1984        + 152              n/a            + 157           + 119

1974*- 1983        + 134              n/a            + 118           + 109



  * From May 28.

(1) The Salomon Brothers Broad Investment Grade Bond Index spans the available market for U.S. Treasury/Agency securities, investment grade corporate bonds which have a rating of BBB or better by Standard and Poor's Corporation, and mortgage pass-through securities. This index's inception date is 12/31/79.

(2) The Lehman Brothers Corporate Bond Index is comprised of a large universe of bonds issued by industrial, utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

(3) Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

   IF YOU ARE CONSIDERING THE FUND FOR AN INDIVIDUAL RETIREMENT ACCOUNT . . .



Here's how much you would have if you had invested $2,000 on
January 1 of each year in the Fund over the past 5 and 10 years:



5 Years                     10 Years
(1/1/91-12/31/95)           (1/1/86-12/31/95)



$12,845                     $33,230




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


If you had
invested                                      ...and taken all
$10,000 in the
Fund                                          distributions in
this many years                               shares,
ago...                                        your
                                              investment would
                                              have been
                                              worth this
                                              much at Dec.
                                              31, 1995

           |          Period
                                               |

Number of            1/1-12/31
Years                                         Value

 1                    1995
                                              $11,266

 2                    1994 - 1995
                                              10,699

 3                    1993 - 1995
                                              12,209

 4                    1992 - 1995
                                              13,598

 5                    1991 - 1995
                                              16,454

 6                    1990 - 1995
                                              16,994

 7                    1989 - 1995
                                              18,716

 8                    1988 - 1995
                                              20,711

 9                    1987 - 1995
                                              21,123

 10                   1986 - 1995
                                              24,327

 11                   1985 - 1995
                                              30,791

 12                   1984 - 1995
                                              34,478

 13                   1983 - 1995
                                              37,750

 14                   1982 - 1995
                                              50,177

 15                   1981 - 1995
                                              53,474

 16                   1980 - 1995
                                              55,371

 17                   1979 - 1995
                                              57,123

 18                   1978 - 1995
                                              58,284

 19                   1977 - 1995
                                              61,285

 20                   1976 - 1995
                                              72,413

 21                   1975 - 1995
                                              81,578

 22                   1974*- 1995
                                              84,645



  *  From May 28, 1974, the fund's inception date

                                FUND COMPARISONS
    According to Lipper Analytical Services, during the period May 31, 1974 through December 31, 1995 (the fund's lifetime), the fund ranked first among the thirteen similar bond funds that were in existence for that period.

 The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services and Wiesenberger Investment Companies Services. Additionally, the Fund may, from time to time, refer to results published in various periodicals, including Barrons, Forbes, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 In addition, the fund may also, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 Past results are not an indication of future investment results.

ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH
DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 28, 1974 through December 31, 1995)


                               COST OF                                                               VALUE OF SHARES

           SHARES


           Annual       Dividends      Total              From             From                  From            Total
Fisca      Dividend     (cumulati      Investment         Initial          Capital Gains         Dividends
l          s            ve)                Cost           Investment       Reinvested            Reinvested       Value
Year
End
 Dec.
31



1974       $  413       $   413        $10,413            $ 9,473          $   0                 $   411         $ 9,884

1975           897        1,310         11,310              9,799               0                  1,338          11,137

1976        1,010         2,320        12,320              10,555             126                  2,473          13,154

1977        1,114         3,434         13,434             10,125             240                  3,466          13,831

1978        1,198         4,632         14,632              9,438             278                  4,396          14,112

1979        1,387         6,019         16,019              8,848             260                  5,448          14,556

1980        1,706         7,725         17,725              8,147             240                  6,685          15,072

1981        2,096         9,821         19,821              7,564             222                  8,287          16,073

1982        2,408        12,229         22,229              8,799             259                 12,303          21,361

1983        2,529        14,758         24,758              8,612             253                 14,517          23,382

1984        2,838        17,596         27,596              8,563             252                 17,360          26,175

1985        3,193       20,789          30,789              9,722             286                 23,132          33,140

1986        3,566        24,355         34,355              9,861           1,325                 26,980          38,166

1987        3,746        28,101         38,101              9,119           1,225                 28,571          38,915

1988        3,912        32,013         42,013              9,188           1,235                 32,657          43,080

1989        4,425        36,438         46,438              9,181           1,234                 37,028          47,443

1990        4,650        41,088         51,088              8,598           1,155                 39,240          48,993

1991        4,859        45,947         55,947              9,507           1,277                 48,519          59,303

1992        5,221        51,168         61,168             9,709            1,491                 54,828          66,028

1993       5,269        56,437         66,437             10,028            3,501                 61,833         75,362

1994       5,673        62,110         72,110             8,806            3,075                  59,701         71,582

1995       6,112        68,222         78,222             9,632            3,363                 71,650          84,645




The dollar amount of capital gain distributions during the period was $3,490

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality as described below:

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

THE BOND FUND OF AMERICA
Corporate Bonds                        41%
Mortgage and Asset-Backed Securities   23%
U.S. Treasury Securities               21%
Cash Equivalents                        9%
Non-U.S. Government Bonds and
Development Agencies                    6%

                                                           Principal          Market          Percent of

INVESTMENT PORTFOLIO DECEMBER 31, 1995                     Amount             Value           Net Assets

                                                           (000)              (000)



ELECTRICAL & GAS UTILITIES

UTILITIES: ELECTRICAL & GAS

Big Rivers Electric Corp. 10.70% 2017                      17,000             19,156          .31%

CEZ Finance BV 8.875% 1999/1/                              7,000              7,656           .12

CMS Energy  0%/9.50% 1997/2/                               2,000              2,063           .03

Columbia Gas System:

 Series A  6.39%  2000                                     10,000             10,152

 Series C  6.80%  2005                                     22,000             22,629          1.16

 Series D  7.05%  2007                                     5,000              5,181

 Series F  7.42%  2015                                     35,000             35,437

Long Island Lighting Co.:                                                                     .00

 6.25% 2011                                                4,000              3,833           .06

 8.90% 2019                                                5,000              5,050           .08

 8.20% 2023                                                10,000             9,800           .16

United Illuminating Co. 9.76% 2006                         5,388              5,658           .09

                                                                              ---------       --------

                                                                              126,615         2.01

INDUSTRIAL & SERVICE                                                          ---------       --------

AUTOMOBILES

General Motors Corp.:

 9.45% 2011                                                20,000             25,164

 8.80% 2021                                                52,000             64,092          1.42

                                                                              ---------       --------

                                                                              89,256          1.42

                                                                              ---------       --------

BEVERAGES & TOBACCO

Canandaigua Wine Co., Inc. 8.75% 2003                      2,000              2,010           .03

Dr Pepper Bottling Co. of Texas 10.25% 2000                8,500              8,967           .14

                                                                              ---------       --------

                                                                              10,977          .17

                                                                              ---------       --------

BROADCASTING & PUBLISHING

American Media Operations, Inc. 11.625% 2004               11,500             11,615          .18

Infinity Broadcasting Corp. 10.375% 2002                   10,500             11,287          .18

Marvel Holdings Inc. 0% 1998                               55,250             39,780          .63

People's Choice TV Corp. 0%/13.125% 2004/2/                23,250             13,543          .22

Univision Television Group, Inc.:

 11.75% 2001                                               5,500              5,968           .09

 7.00% 2002                                                3,498              2,217           .04

Young Broadcasting Inc. 10.125% 2005                       3,000              3,165           .05

                                                                              ---------       --------

                                                                              87,575          1.39

                                                                              ---------       --------

CONSTRUCTION & HOUSING

Del Webb Corp. 9.75% 2003                                  10,000             10,175          .17

Kaufman and Broad Home Corp. 10.375% 1999                  7,500              7,650           .12

M.D.C. Holdings, Inc. 11.125% 2003                         12,000             11,430          .18

                                                                              ---------       --------

                                                                              29,255          .47

                                                                              ---------       --------

DATA PROCESSING & REPRODUCTION

AST Research, Inc. 0% 2013                                 31,500             10,710          .17

Data General Corp.:

 7.75% convertible debentures 2001                         8,000              7,840           .13

 8.375% 2002                                               1,250              1,228           .02

Maxtor Corp. 5.75% convertible debentures 2012             2,000              1,550           .02

Neodata Services, Inc. 0%/12.00% 2003/2/                   13,000             11,960          .19

VLSI Technology, Inc. 8.25% convertible                    4,000              3,670           .06

debentures 2005

                                                                              ---------       --------

                                                                              36,958          .59

                                                                              ---------       --------

DIVERSIFIED MEDIA & CABLE TELEVISION

Adelphia Communications Corp. 9.50% 2004                   2,498              1,980           .03

Bell Cablemedia PLC 0%/11.95% 2004/2/                      39,500             27,847          .44

Cablevision Industries Corp.:

 10.75% 2004                                               1,000              1,055           .02

 9.875% 2013                                               5,000              5,312           .08

CAI Wireless Systems, Inc. 12.25% 2002                     5,250              5,604           .09

Century Communications Corp.:

 9.50% 2000                                                3,500              3,631           .06

 9.75% 2002                                                4,550              4,755           .08

Comcast Corp.:

 10.25% 2001                                               13,000             14,072          .22

 9.375% 2005                                               3,000              3,173           .05

 1.125% convertible debentures 2007                        25,000             12,687          .20

Continental Cablevision, Inc.:

 8.50% 2001                                                22,050             22,877          .36

 10.625% 2002                                              4,500              4,804           .08

 8.625% 2003                                               4,000              4,160           .07

 8.875% 2005                                               10,000             10,475          .17

 8.30% 2006/1/                                             15,750             15,809          .25

 11.00% 2007                                               3,000              3,352           .05

 9.00% 2008                                                9,000              9,450           .15

 9.50% 2013                                                10,500             11,287          .18

Heartland Wireless Communications, Inc.                    4,000              4,510           .07

13.00% 2003/1/

Insight Communications Co.,LP 8.25% 2000/3/                11,250             11,137          .18

International CableTel Inc.:

 0%/10.875% 2003/2/                                        9,500              6,840           .11

 0%/12.75% 2005/2/                                         17,750             11,227          .18

News America Holdings Inc.:

 10.125% 2012                                              26,000             31,465          .50

 8.625% 2014                                               A$3,250            2,117           .03

 8.45% 2034                                                10,000             11,537          .18

Rogers Communications Inc. 10.875% 2004                    3,500              3,658           .06

Storer Communications, Inc. 10.00% 2003                    11,087             11,156          .18

Tele-Communications, Inc. 9.25% 2023                       7,500              8,187           .13

Time Warner Inc.:

 9.625% 2002                                               15,000             17,376          .27

 10.15% 2012                                               17,500             21,691          .34

 0% convertible debentures 2013                            40,000             16,500          .26

 9.125% 2013                                               21,000             23,666          .38

TKR Cable I, Inc. 10.50% 2007                              27,500             31,969          .51

Turner Broadcasting System, Inc. 0% 2007/1/                15,000             6,863           .11

Viacom International Inc.:

 9.125% 1999                                               5,000              5,225           .08

 10.25% 2001                                               2,600              2,990           .05

Videotron Holdings PLC 0%/11.125% 2004/2/                  20,500             14,299          .23

                                                                              ---------       --------

                                                                              404,743         6.43

                                                                              ---------       --------

ELECTRICAL & ELECTRONICS

General Electric Co. 8.625% 2008                           3,000              3,617           .06

MagneTek, Inc. 10.75% 1998                                 7,500              7,706           .12

Samsung Electronics Co., Ltd. 8.50% 2002/1/                27,850             30,983          .49

                                                                              ---------       --------

                                                                              42,306          .67

                                                                              ---------       --------

ENERGY & RELATED COMPANIES

BP America Inc. 10.00% 2018                                4,000              4,532           .07

California Energy Co., Inc.:

 9.875% 2003                                               14,000             14,700          .23

 0%/10.25% 2004/2/                                         38,600             36,477          .58

Flores & Rucks, 13.50% 2004                                4,300              4,880           .08

Global Marine, Inc. 12.75% 1999                            4,250              4,696           .07

Mesa Capital Corp. 0%/12.75% 1998/2/                       7,500              6,637           .11

Midland Cogeneration Venture LP:

 10.33% 2002                                               8,052              8,374           .13

 secured lease obligation bonds, 10.33% 2002               7,398              7,694           .12

Mobil Corp. 8.00% 2032                                     10,000             11,058          .18

Occidental Petroleum Corp. 9.25% 2019                      12,000             15,098          .24

Oil Co. Ltd. 8.90% 2000/1/                                 20,000             20,800          .33

Oryx Energy Co. 9.50% 1999                                 3,500              3,765           .06

Parker & Parsley Petroleum 8.25% 2007                      11,000             11,893          .19

Subic Power Corp.  9.50% 2008/1/                           7,845              7,394           .12

TransTexas Gas Corp. 11.50% 2002                           15,000             15,488          .25

                                                                              ---------       --------

                                                                              173,486         2.76

                                                                              ---------       --------

FOOD RETAILING

Allied Supermarkets Inc. 6.625% 1998                       3,590              3,554           .06

Carr-Gottstein Co. 12.00% 2005                             9,000              9,090           .14

Safeway Inc. 10.00% 2002                                   1,500              1,755           .03

Smith's Food & Drug Centers, Inc., Series 94A2,

 0%/8.64% 2012/2/                                          14,000             14,822          .24

Star Markets Co., Inc. 13.00% 2004                         1,500              1,530           .02

Stater Bros. Holdings Inc. 11.00% 2001                     9,500              9,453           .15

Vons Companies, Inc. 9.625% 2002                           1,000              1,060           .02

                                                                              ---------       --------

                                                                              41,264          .66

                                                                              ---------       --------

FOREST PRODUCTS & PAPER

Container Corp. of America:

 10.75% 2002                                               4,300              4,364           .07

 9.75% 2003                                                36,000             35,100          .56

 11.25% 2004                                               2,500              2,575           .04

Fort Howard Corp.:

 9.25% 2001                                                7,750              7,866           .13

 11.00% 2002                                               3,746              3,915           .06

 10.00% 2003                                               5,250              5,407           .09

Fort Howard Paper Co.:

 8.25% 2002                                                3,000              2,925           .04

 9.00% 2006                                                6,750              6,615           .11

Grupo Industrial Durango, SA de CV:

 9.25% 1996/1/ /3/                                         7,500              7,219           .11

 12.00% 2001                                               3,000              2,655           .04

PT Indah Kiat Paper & Pulp Corp.:

 8.875% 2000                                               2,000              1,890           .03

 8.875% 2000/1/                                            9,135              8,633           .13

 11.875% 2002                                              2,000              2,020           .03

P.T. Inti Indorayon Utama 9.125% 2000                      3,000              2,801           .04

Pacific Lumber Co. 10.50% 2003                             500                474             .01

Repap Wisconsin 9.875% 2006                                12,250             11,576          .18

Riverwood International Corp.:

 10.75% 2000                                               4,500              4,838           .08

 Series II 10.75% 2000                                     1,500              1,613           .03

 11.25% 2002                                               1,000              1,085           .02

Tjiwi Kimia International Finance Co.                      8,500              9,201           .15

13.25% 2001

                                                                              ---------       --------

                                                                              122,772         1.95

                                                                              ---------       --------

GENERAL RETAILING & MERCHANDISING

Ann Taylor, Inc. 8.75% 2000                                4,500              3,735           .06

Barnes & Noble, Inc. 11.875% 2003                          10,000             11,100          .17

Dayton Hudson Corp.:

 10.00% 2010                                               10,000             10,784          .17

 8.50% 2022                                                5,000              6,244           .10

Levitz Furniture Corp. 12.375% 1997                        425                385             .01

Thrifty PayLess, Inc.:

 11.75% 2003                                               15,000             16,200          .26

 12.25% 2004                                               16,500             17,573          .28

 Units 12.25% 2004                                         5,000              5,750           .09

                                                                              ---------       --------

                                                                              71,771          1.14

                                                                              ---------       --------

HEALTH & PERSONAL CARE

FHP International Corp.  7.00% 2003                        5,000              4,934           .08

Merit Behaviorial Care Corp. 11.50%  2005/1/               3,000              3,105           .05

                                                                              ---------       --------

                                                                              8,039           .13

                                                                              ---------       --------

LEISURE & TOURISM

Discovery Zone 0% convertible debentures 2013              28,500             7,410           .12

Euro Disney SCA 6.75% convertible                          FF108,780          20,068          .32

debentures 2001

Foodmaker, Inc.:

 9.25% 1999                                                12,200             11,712          .19

 9.75% 2002                                                8,300              7,677           .12

Four Seasons Hotels Inc. 9.125% 2000                       6,000              5,985           .09

Harrah's Jazz Finance Corp. 14.25% 2001                    3,000              825             .01

Harrah's Jazz Co. 8.75%  2000                              2,000              2,025           .03

Kloster Cruise Ltd. 13.00% 2003                            25,750             19,570          .31

Plitt Theatres, Inc. 10.875% 2004                          6,850              6,199           .10

Station Casinos, Inc. 9.625% 2003                          1,000              993             .02

                                                                              ---------       --------

                                                                              82,464          1.31

                                                                              ---------       --------

MACHINERY & ENGINEERING

Coltec Industries Inc.:

 9.75% 1999                                                7,000              7,210           .11

 9.75% 2000                                                7,500              7,725           .12

John Deere Capital Corp.  8.625% 2019                      9,150              10,493          .17

NL Industries 11.75% 2003                                  1,000              1,067           .02

                                                                              ---------       --------

                                                                              26,495          .42

                                                                              ---------       --------

METALS

Acme Metals Inc.:

 0%/13.50% 2004/2/                                         9,000              7,403           .12

 12.50% 2004                                               4,500              4,545           .07

AK Steel Corp. 10.75% 2004                                 6,500              7,215           .12

Inco Ltd.:

9.875% 2019                                                7,500              8,413           .13

9.60% 2022                                                 16,000             18,505          .30

ISPAT Mexicana:

 (Euro) 10.375% 2001                                       4,650              4,266           .07

 10.375% 2001/1/                                           2,000              1,835           .03

Kaiser Aluminum and Chemical Corp.:

 9.875% 2002                                               1,400              1,438           .02

 12.75% 2003                                               18,500             20,257          .32

Tubos de Acero de Mexico, SA 13.750% 1999/1/               2,500              2,531           .04

UCAR Global Enterprises Inc. 12.00% 2005                   3,430              3,962           .06

USX Corp. 9.125% 2013                                      15,000             17,246          .27

                                                                              ---------       --------

                                                                              97,616          1.55

                                                                              ---------       --------

MISCELLANEOUS MATERIALS & COMMODITIES

Building Materials Corp. of America                        6,000              4,140           .07

0%/11.75% 2004/2/

Exide Corp. 10.00% 2005                                    5,500              5,967           .09

Owens-Illinois, Inc. 11.00% 2003                           5,000              5,650           .09

Tolmex, SA de CV  8.375% 2003                              5,500              4,441           .07

                                                                              ---------       --------

                                                                              20,198          .32

                                                                              ---------       --------

Multi-Industry

Hanson America, Inc. 144A 2.39% convertible

 debentures 2001/1/                                        20,000             16,650          .26

Swire Pacific Ltd. 8.50% 2004/1/                           25,000             27,459          .44

Tenneco Inc. 7.875% 2002                                   3,000              3,277           .05

                                                                              ---------       --------

                                                                              47,386          .75

                                                                              ---------       --------

OTHER

ADT Operations 9.25% 2003                                  2,500              2,681           .04

ASH Capital Finance, Ltd. 9.50% 2006                       Pound4,500         4,997           .08

Protection One Alarm Monitoring, Inc.                      17,000             14,185          .23

0%/13.625% 2005/2/

                                                                              ---------       --------

                                                                              21,863          .35

                                                                              ---------       --------

TELECOMMUNICATIONS

CellNet Data Systems, Inc. 0%/13.00% 2005/1/ /2/ /4/       40,750             24,654          .39

Cellular Communications International,                     15,071             9,043           .14

Inc. 0% 2000

Cellular, Inc. 0%/11.75% 2003/2/                           10,500             8,347           .13

CenCall Communications Corp. 0%/10.125% 2004/2/ /5/        26,500             14,972          .24

Centennial Cellular Corp. 8.875% 2001                      19,000             18,715          .30

Comcast Cellular Corp.:

 Series A, 0% 2000                                         22,500             17,325          .28

 Series B, 0% 2000                                         18,400             14,168          .23

Comcast UK Cable Partners Ltd. 0%/11.20% 2007/2/           18,000             10,530          .17

Commnet Cellular Inc. 11.25% 2005                          5,500              5,803           .09

Comunicacion Celular S.A. Units                            17,550             10,025          .16

0%/13.125% 2003/1/ /2/

Dial Call Communications, Inc. 0%/12.25% 2004/2/ /5/       37,750             21,517          .34

Geotek Communications, Inc. 0%/15.00% 2005/2/              8,750              4,134           .07

Horizon Cellular Telephone Co., LP                         15,500             13,485          .21

 0%/11.375% 2000/2/

IntelCom Group, Inc. 0%/13.50% 2005/1/ /2/                 16,250             9,466           .15

MFS Communications Co., Inc. 0%/9.375% 2004/2/             42,500             34,319          .55

MobileMedia Communications, Inc. 0%/10.50% 2003/2/         8,600              6,708           .11

NEXTEL Communications, Inc./5/:

 0%/11.50% 2003/2/                                         42,500             26,775          .42

 0%/9.75% 2004/2/                                          51,750             28,074          .45

Northern Telecom Ltd. 8.75% 2001                           3,500              3,946           .06

Omnipoint Corp. 6.00%/12.00% 2000 /4/                      12,500             12,500          .20

Paging Network, Inc. 11.75% 2002                           10,275             11,354          .18

PanAmSat, LP PanAmSat Capital Corp.  9.75%  2000           10,150             10,759          .17

PriCellular Wireless Corp.:

 0%/14.00% 2001/2/                                         6,000              5,295           .08

 0%/12.25% 2003/2/                                         12,200             9,425           .15

Rogers Cantel Mobile Communications Inc.                   31,975             33,654          .53

10.75% 2001

TCI Communications, Inc Deb 8.75% 2015                     10,000             11,087          .18

Telecom Argentina STET - France Telecom                    5,500              5,871           .09

S. A. 12.00%  1999

Tele West plc:

 9.625% 2006                                               3,000              3,060           .05

 0%/11.00% 2007/2/                                         16,000             9,660           .15

                                                                              ---------       --------

                                                                              394,671         6.27

                                                                              ---------       --------

TEXTILES & APPAREL

Tultex Corp. 10.625% 2005                                  1,250              1,281           .02

WestPoint Stevens Inc.  8.75% 2001                         2,500              2,500           .04

                                                                              ---------       --------

                                                                              3,781           .06

                                                                              ---------       --------

TRANSPORTATION

Air Wis Services, Inc. 7.75% convertible                   4,000              3,540           .06

debentures 2010

Alaska Airlines:

 Series A, 9.50% 2010                                      2,397              2,548           .04

 Series B, 9.50% 2010                                      3,024              3,214           .05

 Series C, 9.50% 2010                                      2,927              3,128           .05

 Series D, 9.50% 2012                                      4,889              5,219           .08

American Airlines Inc., 1991-C2, pass-through

 certificates 9.73% 2014/6/                                6,000              7,080           .11

American Airlines, Inc., 1991-A, mortgage pass-through

 certificates, 9.71% 2007/6/                               9,244              10,734          .17

AMR Corp.:

 10.40% 2011                                               13,000             16,043          .26

 10.42% 2011                                               5,000              6,144           .10

Atlas Air,Inc., pass-through certificates,                                                    .00

12.25% 2002

Delta Air Lines, Inc.:                                     11,000             11,220          .18

 9.875% 2000                                               2,000              2,261           .04

 10.375% 2011                                              2,500              3,127           .05

 9.25% 2022                                                5,000              5,906           .09

 10.375% 2022                                              3,000              3,928           .06

 pass-through certificates:

 Series 1992-A2, 9.20% 2014/6/                             11,750             13,350          .21

 Series 1992-B1, 9.375% 2007/6/                            9,200              10,451          .17

 Series 1993-A2, 10.50% 2016/6/                            15,000             18,910          .30

 Series 1993-B2, 10.06% 2016/6/                            2,000              2,445           .04

 Series 1993-C2, 9.59% 2017/6/                             5,000              5,925           .09

 1990 Equipment trust certificates:

  Series J, 10.00% 2014/1/                                 10,000             12,092          .19

  Series I, 10.00% 2014/1/                                 8,000              9,674           .15

  Series F, 10.79% 2014/1/                                 1,700              2,172           .04

Federal Express Corp. 8.40% 2010                           10,000             10,875          .17

Jet Equipment Trust:

 Series 1994-A, 10.91% 2006/1/                             6,989              8,186           .13

 Series 1995-B 10.91% 2014/1/                              5,000              5,381           .09

 Series 1995-A, 10.69% 2015/1/                             10,500             12,613          .20

 Series 1995B-A, 7.63% 2015/1/                             23,500             24,704          .39

 Series 1995B-C, 9.71% 2015/1/                             5,500              6,119           .10

MC-Cuernavaca Trust 9.25% 2001/1/                          5,161              3,529           .06

Northwest Airlines, Inc. 12.0916% 2000                     8,015              8,366           .13

TNT Transport (Euro) PLC/TNT (USA) Inc.                    4,750              4,964           .08

 11.50% 2004

United Air Lines, Inc.:

 10.67% 2004                                               9,000              10,857          .17

 pass-through certificates:

  Series 1993-A3, 8.39% 2011/6/                            7,500              8,008           .13

  Series 1995-A1, 9.02% 2012/6/                            8,659              9,691           .15

USAir, pass-through trust, Series                          2,000              1,880           .03

1993-A3, 10.375% 2013

Viking Star Shipping Inc. 9.625% 2003                      4,000              4,100           .07

                                                                              ---------       --------

                                                                              278,384         4.43

                                                                              ---------       --------

FINANCE

BANKING & THRIFTS

Bank of Scotland 8.80% 2004/1/                             16,000             18,362          .29

Den Danske Bank Aktieselskab 7.25% 2005/1/                 14,025             14,804          .24

First Nationwide 12.25% 2001                               9,000              10,170          .16

Kansallis-Osak-Pankki 9.75%  1998                          5,000              5,527           .09

Maybank-New York  7.125%  2005                             10,000             10,505          .17

Midland American Capital 12.75% 2003                       12,150             14,340          .23

New American Capital, Inc.  9.60% 1999/1/                  15,000             15,113          .24

Skandinaviska Enskilda Banken (N.Y. City)                  14,000             14,083          .22

 6.875% 2009

State Bank of New South Wales Euronotes                    3,000              3,403           .05

10.375% 1999

                                                                              ---------       --------

                                                                              106,307         1.69

                                                                              ---------       --------

FINANCIAL SERVICES

Beneficial Corp. 12.875% 2013                              3,800              4,596           .07

Ford Motor Credit Co. 9.50% 2000                           7,350              8,280           .13

General Electric Capital Corp. 8.875% 2009                 8,000              10,043          .16

General Motors Acceptance Corp.:

 7.00% 2000                                                5,000              5,193           .08

 8.75% 2005                                                10,000             11,615          .19

 8.875% 2010                                               2,500              3,043           .05

                                                                              ---------       --------

                                                                              42,770          .68

                                                                              ---------       --------

INSURANCE

American Re Corp.  10.875% 2004                            15,000             16,734          .27

CIGNA Corp. 6.375% 2006                                    15,000             14,782          .23

Fairfax Financial Holdings Ltd.:

 7.75% 2003                                                7,750              8,145           .13

 8.25% 2015                                                6,250              6,696           .11

Fidelity National Financial 0% 2009                        20,000             9,150           .14

                                                                              ---------       --------

                                                                              55,507          .88

                                                                              ---------       --------

REAL ESTATE

B.F. Saul REIT 11.625% 2002                                20,000             20,400          .32

Beverly Finance Corp. 8.36% 2004/1/                        15,000             16,519          .26

Corporate Property Investors 9.00% 2002/1/                 2,000              2,274           .04

ERP Operating Limited  Partnership 7.95% 2002              6,750              7,213           .11

IRVINE Co. 7.46% 2006                                      17,000             16,979          .27

Price REIT, Inc. 7.25% 2000                                5,000              5,052           .08

Security Capital Industrial Trust 7.875% 2009              6,250              6,641           .10

Shopping Center Associates 6.75% 2004/1/                   12,000             12,015          .19

Wellsford Residential Property Trust:

 7.75% 2005                                                1,000              1,064           .02

 7.25% 2000                                                1,000              1,032           .02

Wharf Capital International, Ltd. 8.875% 2004              15,000             16,108          .26

                                                                              ---------       --------

                                                                              105,297         1.67

                                                                              ---------       --------

COLLATERALIZED MORTGAGE/ASSET-

BACKED OBLIGATIONS/6/

(Excluding Those Issued by Federal Agencies)

Banco Nacional de Mexico 0% 2002/1/                        21,340             15,845          .25

Capstead Securities Corp. IV, collateralized

 mortgage obligations, Series 1992-4,                      8,750              9,625           .15

Class J, 18.3103% 2022/7/

Chase Manhattan Bank, N.A., Series 93-I, Class

 2A5, 7.25% 2024 2024                                      10,000             9,987           .16

Countrywide Funding Corp., Series 94-2, Class
A-12,

 5.6680% 2009/7/                                           5,206              3,527           .06

CSFB Finance Co. Ltd. 7.00% 2005                           30,000             29,797          .47

CS First Boston Mortgage Securities Corp.,

 mortgage pass-through certificates:

 Series 1995-AEW1, 6.665% 2027/3/                          997                1,006           .02

 Series 1995-MBL1 Class A 6.425% 2030                      17,922             18,012          .29

Electronic Transfer Master Trust  9.35% 2002/1/            18,000             18,162          .29

GCC Home Equity Trust, asset-backed

 certificates, Series 1990-1, 10.00% 2005                  3,974              4,063           .06

G E Capital Mortgage Services:

 Series 1994-15, Class A10, 6.00% 2009                     16,376             15,230          .24

 Series 1995-1, Class A8, 8.40% 2025                       21,785             22,972          .37

Green Tree Financial Corp., pass-through

certificates:

 Series 1994-A, Class NIM, 6.90% 2004                      3,350              3,347           .05

 Series 1995-A, Class NIM, 7.25% 2005                      3,555              3,598           .06

 Series 1993-2, Class B, 8.00% 2018                        2,250              2,377           .04

 Series 1995-9, Class A-5, 6.80% 2027                      8,000              8,180           .13

J.P. Morgan Commercial Mortgage Finance Corp.,

 pass-through certificates, Series 1995-C1,

 Class A-2, 7.3517% 2010/3/                                1,000              1,054           .02

MBNA Credit Card Trust, asset-backed

 certificates, Series 1991-1, 7.75% 1998                   6,000              6,092           .10

Merrill Lynch Mortgage Investors, Inc.:

 Seriies 1995-C2, Class D  8.0603%  2021/3/                993                1,020           .02

 Series 1995-C3, Class A1, 6.7889% 2025/3/                 1,993              2,035           .03

Morgan Stanley Capital Inc. Series 1995-GA1,

 Class A1, 7.00% 2002/1/                                   19,104             19,510          .31

Prudential Home Mortgage Securities Co., Inc.:

 Series 1993-7, Class A-4, 8.00% 2003                      9,323              9,416           .15

 Series 1993-7, Class A-5, 8.00% 2003                      5,406              5,413           .09

 Series 1993-48, Class A-6, 6.25% 2008                     4,466              4,318           .07

 Series 1992-37, Class A-6, 7.00% 2022                     2,460              2,457           .04

 Series 1993-34, Class A-1, 7.00% 2023                     16,910             17,021          .27

Residential Funding Mortgage Securities I, Inc.,

 Series 1992-S6, Class A-10, 12.102% 2022/7/               10,124             10,225          .16

Resolution Trust Corp.:

 Series 1991-M5, Class B, 9.00% 2017                       2,560              2,649           .04

 Series 1992-6, Class A-2B, 8.40% 2024                     9,062              9,175           .14

 Series 1993-C1, Class D, 9.45% 2024                       9,352              9,799           .16

 Series 1993-C1, Class E, 9.50% 2024                       755                750             .01

 Series 1993-C2, Class C, 8.00% 2025                       3,000              3,105           .05

 Series 1993-C2, Class D, 8.50% 2025                       3,290              3,422           .05

 Series 1993-C2, Class E, 8.50% 2025                       801                792             .01

Ryland Mortgage Securities Corp., Series 1991-14,

 Class F, 21.528% 2021/7/                                  1,070              1,113           .02

Structured Asset Securities Corp., pass-through

certificates, Series 1995-C1, Class A1A,                   928                942             .01

7.375%  2024

SKW II Real Estate L.P.:

 6.45% 2002/1/                                             887                888             .01

 6.90% 2002/1/                                             4,646              4,658           .07

Standard Credit Card Master Trust I, credit card

 participation certificates:

 Series 1991-1A, 8.50% 1997                                10,500             10,628          .17

 Series 1994-2A, 7.25% 2008                                5,000              5,389           .09

Standard Credit Card Trust, credit card

participation certificates:

 Series 1990-3A, 9.50% 1998                                5,000              5,245           .08

 Series 1990-6A, 9.375% 1998                               4,000              4,211           .07

 Series 1991-3A, 8.875% 1999                               11,000             11,839          .19

Travelers Mortgage Services, Inc., pass-through

 certificates, Series 1989-9, Class Z-2,                   802                815             .01

8.80% 2019

                                                                              ---------       --------

                                                                              319,709         5.08

                                                                              ---------       --------

GOVERNMENTAL

GOVERNMENTS (EXCLUDING U.S. GOVERNMENT)

Argentina (Republic of):

 8.375% 2003                                               15,000             12,638          .20

 Eurobond 6.8125% 2005/3/                                  30,500             21,731          .34

 Eurobond 5.00% 2023/3/                                    6,500              3,721           .06

Brazil (Republic of):

 Debt Conversion Bond 6.875% 2012/3/                       2,000              1,148           .02

British Columbia Hydro & Power Authority:

 15.50% 2011                                               17,000             18,979          .30

 15.50% 2011                                               11,967             13,726          .22

 12.50% 2013                                               4,000              4,806           .07

 12.50% 2014                                               7,000              8,547           .14

Canadian Government:

 10.50% 2001                                               C$5,000            4,277           .07

 6.50% 2004                                                34,500             24,466          .39

 9.00% 2004                                                37,750             31,201          .50

 8.75% 2005                                                15,000             12,301          .19

 4.524% 2021                                               2,000              1,514           .02

 9.00% 2025                                                9,000              7,694           .12

Israel (State of) 6.375% 2005                              13,000             13,130          .21

Italian Government National:

 8.50% 2004                                                ITL7,200,000       4,033           .06

 8.50% 2004                                                16,650,000         9,257           .15

Italy (Republic of) 6.875% 2023                            38,000             37,109          .59

Netherlands Government DFL 7.50% 2023                      FL41,300           28,167          .45

Nova Scotia (Province of):

 7.25% 2013                                                4,000              4,192           .07

 11.50% 2013                                               2,212              2,571           .04

Ontario (Province of):

 7.75% 2002                                                3,500              3,810           .06

 7.375% 2003                                               1,250              1,354           .02

 7.625% 2004                                               5,000              5,497           .09

 7.00% 2005                                                10,750             11,354          .18

 17.00% 2011                                               11,250             12,979          .21

 15.25% 2012                                               6,985              8,411           .13

 11.50% 2013                                               5,000              5,793           .09

Panama Interest Reduction Bond 3.50% 2014                  4,000              1,815           .03

Poland (Republic of):

 7.75% 2000/1/                                             3,000              3,069           .05

 Discount Bond 7.125% 2024/3/                              750                568             .01

 Past Due Interest Bond 3.75% 2014/3/                      2,000              1,300           .02

Quebec (Province of):

 8.625%   2005                                             4,750              5,493           .09

 13.25%   2014                                             5,500              7,006           .11

Queensland Global Treasury Note:

 8.00% 2001                                                A$17,000           12,610          .20

 12.00% 2001                                               5,000              4,384           .07

South Africa (Republic of) 13.00% 2010                     ZAR24,500          6,192           .10

United Mexican States Government Eurobonds:

 Series A, 6.25% 2019                                      1,000              656             .01

 Series B, 6.25% 2019                                      6,500              4,266           .07

                                                                              ---------       --------

                                                                              361,765         5.75

                                                                              ---------       --------

DEVELOPMENT AUTHORITIES

European Investment Bank 10.125% 2000                      2,000              2,357           .04

Inter-American Development Bank 8.875% 2009                10,000             12,757          .20

International Bank for Reconstruction &

 Development 14.90% 1997                                   2,500              2,816           .05

                                                                              ---------       --------

                                                                              17,930          .29

                                                                              ---------       --------

FEDERAL AGENCY OBLIGATIONS - MORTGAGE
PASS-THROUGHS1/2

Federal Home Loan Mortgage Corp.:

 8.00% 2003-2010                                           7,196              7,488           .12

 8.25% 2007                                                3,386              3,529           .06

 8.50% 2002-2020                                           43,350             45,234          .72

 8.75% 2008                                                4,324              4,535           .07

 9.00% 2021                                                1,338              1,408           .02

 10.00% 2011-2019                                          2,020              744             .01

 10.50% 2020                                               3,578              3,951           .06

 10.75% 2010                                               148                164             .00

 11.50% 2000                                               49                 51              .00

 12.00% 2010-2015                                          2,015              2,270           .04

 12.50% 2009-2019                                          2,288              2,650           .04

 12.75% 2015-2019                                          791                909             .02

 13.00% 2014                                               78                 91              .00

 13.50% 2018                                               16                 19              .00

 13.75% 2014                                               28                 32              .00

Federal National Mortgage Assn.:

 7.50% 2009-2024                                           19,381             19,891          .32

 8.00% 2023                                                3,666              3,797           .06

 8.50% 2009-2023                                           16,433             17,215          .27

 9.00% 2018-2025                                           9,194              9,695           .15

 9.50% 2009-2019                                           1,372              1,472           .02

 10.00% 2019                                               870                957             .02

 10.50% 2012                                               4,566              5,086           .08

 11.00% 2015-2020                                          4,395              4,924           .08

 11.25% 2014                                               85                 95              .00

 11.50% 2010-2014                                          390                443             .01

 12.00% 2015-2019                                          182                209             .00

 12.50% 2015                                               390                456             .01

 13.00% 2014                                               66                 78              .00

 13.25% 2015                                               28                 33              .00

 15.00% 2013                                               88                 106             .00

Government National Mortgage Assn.:

 5.00% 2024/3/                                             2,000              1,973           .03

 5.50% 2023-2024/3/                                        151,765            153,444         2.44

 6.00% 2022-2024/3/                                        66,656             67,687          1.08

 6.125% 2022/3/                                            9,870              10,097          .16

 6.50% 2008-2024/3/                                        21,107             21,138          .34

 7.00% 2008-2024/3/                                        112,681            114,475         1.82

 7.50% 2008-2024                                           85,223             87,774          1.40

 8.00% 2023-2025                                           14,289             14,900          .24

 8.50% 2020-2026                                           80,188             84,219          1.37

 9.00% 2016-2025                                           24,683             26,145          .42

 9.50% 2009-2020                                           19,485             20,964          .33

 10.00% 2017-2019                                          3,069              3,380           .05

 10.50% 2015-2019                                          976                1,092           .02

 11.00% 2013-2016                                          1,715              1,941           .03

 11.50% 2015                                               81                 93              .00

 12.00% 2014                                               167                192             .00

 12.50% 2010-2015                                          1,165              1,373           .02

 13.25% 2014                                               110                126             .00

                                                                              ---------       --------

                                                                              748,545         11.91

                                                                              ---------       --------

FEDERAL AGENCY OBLIGATION - OTHER

Federal Home Loan Bank Bonds:

 6.16% 2004                                                24,000             23,696          .38

 6.27% 2004                                                5,000              4,938           .08

 6.38% 2003                                                3,000              2,982           .05

 6.41% 2003                                                18,580             18,455          .29

 7.00% 2005                                                35,000             34,973          .56

 8.23% 2004                                                5,000              5,070           .08

Federal Home Loan Mortgage Notes:

 5.74% 2003                                                6,500              6,333           .10

 5.78% 2003                                                12,175             11,762          .19

 6.185% 2003                                               19,845             19,607          .31

 6.19% 2004                                                11,000             10,849          .17

 6.24% 2003                                                2,900              2,872           .05

 6.27% 2004                                                2,500              2,471           .04

 6.28% 2003                                                3,000              2,974           .05

 6.30% 2003                                                2,000              1,988           .03

 6.375% 2003                                               5,820              5,793           .09

 6.39% 2003                                                10,330             10,269          .16

 6.50% 2003                                                6,200              6,128           .10

 7.00% 2002                                                25,000             25,098          .40

 7.12% 2003                                                15,000             15,000          .24

 7.29% 2004                                                6,000              6,103           .10

Federal National Mortgage Association Notes:

 7.70% 2004                                                12,500             13,217          .21

 medium-term note:

 6.14% 2004                                                13,000             12,812          .20

 7.43% 2005                                                30,000             30,225          .48

 Callable Principal STRIPS 0%/8.25% 2022/2/                4,500              3,764           .06

                                                                              ---------       --------

                                                                              277,379         4.42

                                                                              ---------       --------

COLLATERALIZED MORTGAGE OBLIGATIONS - FEDERAL

AGENCIES/6/

Federal Home Loan Mortgage Corp.:

 Series 1604, Class SA, 4.7763% 2008/7/                    2,000              1,411           .02

 Series 1712, Class D, 6.00% 2009                          7,500              7,024           .11

 Series 1716, Class A, 6.50% 2009                          4,750              4,596           .07

 Series 1574, Class AB, 6.50% 2023                         4,842              4,055           .07

 Series 1657, Class SA, 5.9935% 2023/7/                    7,520              4,500           .07

 Series 1673, Class SA, 4.4499% 2024/7/                    7,879              4,400           .07

Federal National Mortgage Assn.:

 Series 90-142, Class J, 9.25% 2003                        2,390              2,407           .04

 Series 91-146, Class Z, 8.00% 2006                        6,273              6,450           .10

 Series 91-65, Class X, 6.50% 2019                         19,711             19,169          .31

 Series 90-93, Class G, 5.50% 2020                         1,500              1,436           .02

 Series 93-138, Class SA, 7.8532% 2023/7/                  3,758              2,691           .04

                                                                              ---------       --------

                                                                              58,139          .92

                                                                              ---------       --------

U.S. TREASURY OBLIGATIONS

9.25% January 1996                                         15,000             15,021          .24

7.875% February 1996                                       14,250             14,292          .23

9.375% April 1996                                          10,000             10,114          .16

8.00% January 1997                                         53,000             54,449          .87

5.625% January 1998                                        3,500              3,529           .06

8.125% February 1998                                       130,750            138,268         2.20

5.375% May 1998                                            10,000             10,033          .16

9.25% August 1998                                          180,750            198,259         3.15

8.875% February 1999                                       43,500             47,959          .76

9.125% May 1999                                            20,750             23,156          .37

6.875% July 1999                                           58,000             60,900          .97

8.875% May 2000                                            10,000             11,350          .18

8.750% August 2000                                         25,000             28,394          .45

8.50% November 2000                                        63,000             71,269          1.13

7.75% February 2001                                        26,500             29,262          .47

13.125% May 2001                                           21,500             29,230          .46

14.25% February 2002                                       7,000              10,170          .16

6.375% August 2002                                         8,700              9,123           .15

11.625% November 2002                                      87,000             117,069         1.86

5.75% August 2003                                          10,000             10,120          .16

11.625% November 2004                                      78,500             111,102         1.77

6.50% August 2005                                          5,000              5,327           .08

10.375% November 2009                                      17,000             22,429          .36

12.75% November 2010                                       10,500             15,993          .25

10.375% November 2012                                      17,000             23,502          .37

12.00% August 2013                                         10,000             15,408          .24

11.25% February 2015                                       6,000              9,605           .15

10.625% August 2015                                        25,000             38,293          .61

8.875% August 2017                                         129,500            173,448         2.76

8.125% May 2021                                            8,000              10,116          .16

                                                                              ---------       --------

                                                                              1,317,190       20.94

                                                                              ---------       --------

FLOATING RATE EURODOLLAR NOTES (UNDATED)/3/

Allied Irish Banks Ltd. 6.4375%                            10,000             8,675           .14

Bank of Nova Scotia 6.00%                                  15,000             11,700          .19

Bergen Bank 6.00%                                          5,000              3,925           .06

Canadian Imperial Bank of Commerce 6.125%                  25,000             19,625          .31

Christiana Bank Og Kreditkasse 6.0625%                     11,000             8,745           .14

Financiere Credit Suisse 5.8125%                           8,000              6,240           .10

Hongkong and Shanghai Banking Corp. 6.25%                  10,000             8,013           .13

Lloyds Bank:

 (#2) 6.062%                                               5,000              4,150           .07

 (#3) 5.985%                                               5,000              4,125           .06

Midland Bank 5.8125%                                       5,000              4,010           .06

National Bank of Canada 3.03125%                           5,000              3,250           .05

Standard Chartered Bank:

 5.8125%                                                   15,000             11,419          .18

 5.775%                                                    5,000              3,819           .06

                                                                              ---------       --------

                                                                              97,696          1.55

                                                                              ---------       --------

EQUITY-TYPE SECURITIES & MISCELLANEOUS

EQUITY-TYPE SECURITIES

Dial Page, Inc., warrants/8/                               39                 -               .00

Geotek Comminications, Inc., warrants expire               263                656             .01

7/15/2005/8/

Glendale Federal Bank, FSB warrants expire                 8                  14              .00

3/10/00/8/

IntelCom Group Inc., warrants expire 8/8/05/8/             48                 215             .00

                                                                              ---------       --------

                                                                              885             .01

                                                                              ---------       --------

MISCELLANEOUS

Investment securities in the initial period of                                16,907          .28

acquisition

                                                                              ---------       --------







TOTAL BONDS, NOTES AND EQUITY-TYPE SECURITIES                                 ---------       --------

 (cost: $5,585,511,000)                                                       5,743,901       91.32

                                                                              ---------       --------





SHORT-TERM SECURITIES

COMMERCIAL PAPER

Albertson's Inc. 5.75% due 1/5/96                          19,000             18,985          .30

American Express Credit Corp.:

 5.78% due 1/18/96                                         15,900             15,855          .25

 5.72% due 1/31/96                                         10,000             9,951           .16

Anhueuser-Busch Cos. 5.72% due 1/4/96                      15,000             14,991          .24

Associates Corp. of North America 5.99% due                8,600              8,597           .14
1/2/96

Bayerische Landesbank Girozentrale 5.76% due               10,000             9,995           .16
1/3/96

Beneficial Corp.:

 5.70% due 1/30/96                                         10,000             9,953           .16

 5.71% due 2/9/96                                          28,500             28,321          .45

Chevron Oil Finance Co. 5.70% due 2/8/96                   27,700             27,530          .44

CIT Group Holdings Inc.:

 5.75% due 1/10/96                                         15,000             14,976          .24

 5.73% due 2/2/96                                          10,000             9,948           .16

Ford Credit Europe PLC 5.76% due 1/11/96                   25,000             24,956          .40

Gannett Co. 5.76% due 1/19/96                              20,000             19,940          .32

General Electric Capital Corp. 5.73% due 2/2/96            25,000             24,870          .39

Haifax Building Society:

 5.76% due 1/2/96                                          5,000              4,998           .08

 5.77% due 1/10/96                                         15,000             14,976          .24

Hershey Foods Corp. 5.70% due 1/30/96                      10,000             9,953           .16

H.J. Heinz Co. 5.79% due 1/5/96

 5.79% due 1/5/96                                          22,000             21,983          .35

 5.74% due 1/25/96                                         13,000             12,949          .20

 5.76% due 1/29/96                                         10,000             9,954           .16

Motorola Inc. 5.70% due 1/11/96

 5.70% due 1/11/96                                         18,000             17,969          .28

 5.72% due 1/26/96                                         14,100             14,042          .22

PepsiCo, Inc. 5.72% due 1/19/96                            5,500              5,484           .09

Sandoz Corp.:

 5.73 due 2/5/96                                           3,500              3,480           .05

 5.73 due 2/20/96                                          12,000             11,906          .19

Sony Capital Corp.:

 5.80% due 1/12/96                                         5,591              5,580           .09

 5.75% due 2/8/96                                          13,000             12,921          .20

                                                                              ---------       --------

                                                                              385,063         6.12

                                                                              ---------       --------





Certificates of Deposit

ABN-AMRO Bank, NV (Netherlands) 5.72% due 2/1/96           30,000             30,001          .47

Bank of Montreal 5.76% due 1/17/96                         20,000             20,000          .32

Bayer Landesbank 5.73% due 2/1/96                          20,000             20,001          .32

National Westminster 5.82% due 1/12/96                     25,000             25,000          .40

                                                                              ---------       --------

                                                                              95,002          1.51

                                                                              ---------       --------





TOTAL SHORT-TERM SECURITIES (Cost $480,063,000)                               480,065         7.63

                                                                              ---------       --------

TOTAL INVESTMENT SECURITIES (cost $6,065,574,000)                             6,223,966       98.95



Excess of  cash and receivables over payables                                 66,210          1.05

                                                                              ---------       --------

NET ASSETS                                                                    6,290,176       100.00%

                                                                              =========       ========


/1/ Purchased in a private placement transaction; resale may be made to qualified institutional buyers.

/2/ Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

/3/  Coupon rates may change periodically.

/4/ Valued under procedures established by the Board of Directors

/5/ CenCall Communications merged with NEXTEL on July 28, 1995, and Dial Call is expected to merge with NEXTEL 1/19/96. After their repective closings, the securities of Cencall and Dial Call will become obligations of NEXTEL.

/6/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated

/7/ Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.

/8/  Non-income-producing security.

See Notes to Financial Statements

The Bond Fund of America
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995                                         (dollars in               thousands)

Assets:

Investment securities at market

 (cost: $6,065,574)                                                                $6,223,966

Cash                                                                               2,703

Prepaid expense

Receivables for--

 Sales of investments                                     $3,090

 Sales of Fund's shares                                   15,065

 Dividends and accrued interest                           97,066                   115,221

                                                          ------------             ---------------

                                                                                   6,341,890

Liabilities:

Payables for--

 Purchases of investments                                 35,924

 Repurchases of fund's shares                             10,815

 Forward currency contracts                               1,864

 Dividends on Fund's shares                               2

 Management services                                      1,884

 Accrued expenses                                         1,225                    51,714

                                                          ------------             ---------------



Net Assets at December 31, 1995--

 Equivalent to $13.88 per share on

 453,215,186 shares of $1 par value

 capital stock outstanding (authorized

 capital stock - 500,000,000 shares)                                               $6,290,176

                                                                                   ===============

STATEMENT OF OPERATIONS

for the year ended December 31, 1995                      (dollars in               thousands)

Investment Income:

Income:

 Interest                                                 482,948

 Dividends from investment in stocks                      1,001                    $483,949

                                                          ------------

Expenses:

 Management services fee                                  20,858

 Distribution expenses                                    13,834

 Transfer agent fee                                       4,205

 Reports to shareholders                                  487

 Registration statement and prospectus                    411

 Postage, stationery and supplies                         1,270

 Directors' fees                                          36

 Auditing and legal fees                                  51

 Custodian fee                                            268

 Taxes other than federal income tax                      68

 Other expense                                            43                       41,531

                                                          ------------             ---------------

Net investment income                                                              $442,418

                                                                                   ===============

Realized Loss and Unrealized

 Appreciation on Investments:

Net realized loss                                                                  (13,362)

Net change in unrealized appreciation

 (depreciation) on:

 Investments                                              506,688

 Open forward currency contracts                          (461)

                                                          ------------

  Net unrealized appreciation                                                      506,227

                                                                                   ---------------

 Net realized loss and

  unrealized appreciation

  on investments                                                                   492,865

                                                                                   ---------------

Net Increase in Net Assets Resulting                                               $935,283

 from Operations                                                                   ===============









STATEMENT OF CHANGES IN NET ASSETS                        (dollars in               thousands)



                                                          Year ended               Year ended

                                                          December 31,             December 31,

                                                          1995                     1994



Operations:

Net investment income                                     $442,418                 $395,207

Net realized loss on investments                          (13,362)                 (36,092)

Net unrealized appreciation

 (depreciation) on investments                            506,227                  (626,541)

                                                          ------------             ---------------

 Net increase (decrease) in net assets

  resulting from operations                               935,283                  (267,426)

                                                          ------------             ---------------

Dividends and Distributions Paid to

 Shareholders:

 Dividends from net

  investment income                                       (438,147)                (396,205)

                                                          ------------             ---------------

Capital Share Transactions:

Proceeds from shares sold:

 119,215,625 and 99,296,409

 shares, respectively                                     1,591,640                1,337,647

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions

 of net realized gain on investments:

 23,407,092 and 20,827,138 shares,

 respectively                                             312,925                  277,618

Cost of shares repurchased:

 78,844,004 and 96,388,393

 shares, respectively                                     (1,052,675)              (1,295,101)

                                                          ------------             ---------------

 Net increase in net assets

 resulting from capital share

 transactions                                             851,890                  320,164

                                                          ------------             ---------------

Total Increase (Decrease) in Net Assets                   1,349,026                (343,467)



Net Assets:

Beginning of year                                         4,941,150                5,284,617

                                                          ------------             ---------------

End of year (including

 undistributed net investment

 income: $14,704 and $10,433

 respectively)                                            $6,290,176               $4,941,150

                                                          ============             ===============


See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the period or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation, or, lacking any sales, at the last reported bid price. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. The maturities of variable or floating rate instruments are deemed to be the time remaining until the next interest rate adjustment date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends are declared on a daily basis after determination of the fund$s net asset value and are paid to shareholders on a monthly basis.

  Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Interest income from such investments is calculated using the approximate exchange rate as accrued or when received. Purchases and sales of investment securities, income, and expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. The fund does not identify the portion of each amount shown in the fund$s statement of operations under the caption "Realized Loss and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

  Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the with the custodian bank. The custodian fee of $268,000 includes $107,000 that was paid by credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $158,387,000, of which $229,379,000 related to appreciated securities and $70,992,000 related to depreciated securities. During the year ended December 31, 1995, the fund realized, on a tax basis, a net capital loss of $13,362,000 on securities transactions. The fund has available at December 31, 1995 a net capital loss carryforward of $49,122,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding foreign currency contracts, for book and federal income tax purposes was $6,067,241,000 at December 31, 1995.

3. The fee of $20,858,0000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion ("asset-based fee"); plus 3.00% on the first $450,000 of the fund's monthly gross investment income; and 2.25% of such income in excess of $450,000 ("income-based fee").

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $13,834,000. As of December 31, 1995, accrued and unpaid distribution expenses were $926,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,205,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,814,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred and earnings thereon were $38,868.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain of the Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund
4. As of December 31, 1995, accumulated net realized loss on investments was $42,020,000 and paid-in capital was $5,714,717,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $2,995,429,000 and $2,209,896,000, respectively, during the year ended December 31, 1995.

  The fund purchases forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund$s maximum potential liability in these contracts is equal to the full contract amounts. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in foreign exchange rates and securities values underlying these instruments.
-----

                                          Contract            Amount           U.S. Valuations   at 12/31/95

                                          ------------        ---------        ----------       ---------

                                                                                                Unrealized

                                                                                                Appreciation

NON-U.S. CURRENCY SALES CONTRACTS         Non-U.S.            U.S.             Amount           (Depreciation)



French Francs  expiring                   FF70,000,000        $12,091,000      $14,294,000      ($2,203,000)

11/25/96 to 9/9/98

Great Britain Pounds                      Pound2,000,000      3,082,000        3,101,000        (19,000)

expiring 3/19/96

Netherland Guilders expiring              FL46,487,000        29,726,000       29,368,000       358,000

1/16/96 to 12/9/96

                                                              ---------        ----------       ---------



                                                              $44,899,000      $46,763,000      ($1,864,000)

                                                              ===========      ==========       =========


-------

PER-SHARE DATA AND RATIOS

                                                  Year Ended December 31

                                                  1995         1994         1993        1992         1991

Net asset value, beginning of year                $12.69       $14.45       $13.99      $13.70       $12.39

                                                  -------      -------      ------      -------      -------



 Income from investment operations:

  Net investment income                           1.05         1.05         1.09        1.15         1.21

  Net realized and unrealized gain(loss)          1.18         (1.76)       0.84        0.34         1.28

  ON INVESTMENTS

                                                  -------      -------      ------      -------      -------

   Total income (loss) from investment            2.23         (0.71)       1.93        1.49         2.49

   OPERATIONS

                                                  -------      -------      ------      -------      -------



 Less distributions:

  Dividends from net investment income            (1.04)       (1.05)       (1.08)      (1.16)       (1.18)

  Distributions from net realized gains           --           --           (0.39)      (0.04)       --

                                                  --           --           --          --           --

                                                  -------      -------      ------      -------      -------

   Total distributions                            (1.04)       (1.05)       (1.47)      (1.20)       (1.18)

                                                  -------      -------      ------      -------      -------

Net Asset Value, end of year                      $13.88       $12.69       $14.45      $13.99       $13.70

                                                  =======      =======      ======      =======      =======



Total Return/1/                                   18.25%       (5.02%)      14.14%      11.34%       21.04%



Ratios/supplemental data:

 Net assets, end of year (in millions)            $6,290       $4,941       $5,285      $3,917       $2,859

 Ratio of expenses to average net assets          .74%         .69%         .71%        .73%         .77%

 Ratio of net income to average net               7.87%        7.77%        7.53%       8.36%        9.28%
assets

 Portfolio turnover rate                          43.80%       56.98%       44.68%      49.70%       56.47%


/1/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
(A) FINANCIAL STATEMENTS.
 Included in Prospectus - Part A
  Financial Highlights

 Included in Statement of Additional Information - Part B
  Statement of Assets and Liabilities  NOTES TO FINANCIAL STATEMENTS
  Statement of Operations   PER-SHARE DATA AND RATIOS
  Statement of Changes in Net Assets  INDEPENDENT AUDITORS' REPORT


(B) EXHIBITS.
   1. On file (see SEC files nos. 811-2444 and 2-50700)
   2. On file (see SEC files nos. 811-2444 and 2-50700)
   3. None.
   4. On file (see SEC files nos. 811-2444 and 2-50700)
   5. On file (see SEC files nos. 811-2444 and 2-50700)
   6. On file (see SEC files nos. 811-2444 and 2-50700)
   7. None.
   8. On file (see SEC files nos. 811-2444 and 2-50700)
      9. Form of Shareholder Service Agreement between Registrant and American Funds Service Company, as amended 1/1/95.
  10. Not applicable to this filing.
  11. Consent of Independent Accountants
  12. None.
  13. None.
  14. On file (see SEC files nos. 811-2444 and 2-50700)
  15. On file (see SEC files nos. 811-2444 and 2-50700)
  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC file nos. 811-2444 and 2-50700)

 17. Financial data schedule (EDGAR)


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
  None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


As of December 31, 1995



Title of Class             Number of
                           Record Holders



Capital Stock               296,820

($1.00 par value)



ITEM 27. INDEMNIFICATION.
     Registrant is a joint-insured under an Investment Advisor/Mutual fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

  Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
  None.

ITEM 29. PRINCIPAL UNDERWRITERS.
  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.



(B)   (1)                           (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



#     David L. Abzug                Assistant Vice President   None



      John A. Agar                  Regional Vice President    None
      1501 N. University Drive
      Little Rock, AR 72207

      Robert B. Aprison             Regional Vice President   None
      2983 Bryn Wood Drive
      Madison, WI  53711



#     Richard Armstrong             Assistant Vice President   None



*     William W. Bagnard            Vice President            None



      Steven L. Barnes              Vice President            None
      8000 Town Line Avenue South
      Suite 204
      Minneapolis, MN 55438



      Michelle A. Bergeron          Regional Vice President   None
      1190 Rockmart Circle
      Kennesaw, GA  30144



      Joseph T. Blair               Vice President            None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard             Regional Vice President   None
      6421 Aberdeen Road
      Mission Hills, KS 66208

      Ian B. Bodell                  Senior Vice President    None
      3100 West End Ave., Suite 870
      Nashville, TN 37215



      Michael L. Brethower          Vice President            None
      108 Hagen Court
      Georgetown, TX  78628



      C. Alan Brown                 Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO  63108



*     Daniel C. Brown               Director, Sr. Vice President   None



@     J. Peter Burns                Vice President            None



      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD  20895



      Victor C. Cassato             Vice President            None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin         Regional Vice President   None
      231 Burlington
      Clarendon Hills, IL  60514



      Denise M. Cassin              Regional Vice President   None
      1425 Vallejo, #203
      San Francisco, CA 94109

*     Larry P. Clemmensen           Director, Treasurer       None



*     Kevin G. Clifford             Senior Vice President     None



      Ruth M. Collier               Vice President            None
      145 West 67th St., Ste. 12K
      New York, NY  10023



      Thomas E. Cournoyer           Vice President            None
      2333 Granada Boulevard
      Coral Gables, FL  33134



      Douglas A. Critchell          Vice President            None
      4116 Woodbine st.
      Chevy Chase, MD 20815



*     Carl D. Cutting               Vice President            None



      Michael A. Dilella            Vice President            None
      P. O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill               Senior Vice President     None
      3622 E. 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                 Regional Vice President   None
      2617 Salisbury Road
      Ann Arbor, MI  48103



      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer             Secretary                 Vice President



      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



%     Lloyd G. Edwards              Vice President            None



*     Paul H. Fieberg               Sr. Vice President        None



      John R. Fodor                 Regional Vice President   None
      15 Latisquama Road
      Southborough, MA 01772



      Steven S. Fogerty             Regional Vice President   None
      535 Spring Club Drive
      Altamonte Springs, FL  32714



*     Mark P. Freeman, Jr.          Director, President       None



      Clyde E. Gardner              Vice President            None
      Route 2, Box 3162
      Osage Beach, MO  65065



#     Evelyn K. Glassford           Vice President            None



      Jeffrey J. Greiner            Regional Vice President   None
      5898 Heather Glen Court
      Dublin, OH 43017



*     Paul G. Haaga, Jr.            Director                  Chairman of the Board



      David E. Harper               Vice President            None
      R.D. 1, Box 210, Rte 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Regional Vice President   None
      6744 Avalon
      Dallas, TX  75214



*     Robert L. Johansen            Vice President, Controller   None

      Michael J. Johnston           Chairman of the Board     None
      630 Fifth Ave., 36th Floor
      New York, NY 10111-0121

      V. John Kriss, Sr.            Vice President            None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                 Assistant Vice President   None



      T. Blake Liberty              Regional Vice President   None
      12585-E East Tennessee Circle
      Aurora, CO  80012



*     Susan G. Lindgren             Vice President - Institutional   None
                                     Investment Services Division

      Stephen A. Malbasa            Regional Vice President   None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel               Vice President           None
      5575 S. Sycamore
      Littleton, CO  80120



*     John C. Massar                Senior Vice President     None



*     E. Lee McClennahan             Senior Vice President    None

      Laurie B. McCurdy             Regional Vice President   None
      6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin            Senior Vice President     None



      Terry W. McNabb               Vice President            None
      2002 Barrett Station Road
      St. Louis, MO  63131



*     R. William Melinat            Vice President - Institutional   None
                                    Investment Services Division

      David R. Murray               Regional Vice President   None
      25701 S.E. 32nd Place
      Issaquah, WA  98027



      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226



*     Barbara G. Nicholich          Assistant Vice President -   None
                                    Institutional Investment
                                    Services Division

      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN 37207

      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372

      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips              Regional Vice President   None
      32 Ridge Avenue
      Newton Centre, MA  02159



#     Candance D. Pilgrim           Assistant Vice President   None





      Carl S. Platou                Regional Vice President    None
      4021 96th Avenue, SE
      Mercer Island, WA 98040

*     John O. Post, Jr.             Vice President            None

      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL  60521



      Brian A. Roberts              Regional Vice President   None
      12025 Delmahoy Drive
      Charlotte, NC  28277



      George S. Ross                Vice President            None
      55 Madison Avenue
      Morristown, NJ  07962



*     Julie D. Roth                 Vice President            None



*     James F. Rothenberg           Director                  None

      Douglas F. Rowe               Regional Vice President    None
      30309 Oak Tree Drive
      Georgetown, TX 78628



      Christopher Rowey             Regional Vice President    None
      9417 Beverlywood Street
      Los Angeles, CA 90034



      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, No. 4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President   None
      25760 Kensington Drive
      Westlake, OH 44145

*     R. Michael Shanahan            Director                 None



      David W. Short                Senior Vice President     None
      Suite 212, 1000 RIDC Plaza
      Pittsburgh, PA  15238-2941



*     Victor S. Sidhu               Vice President - Institutional   None
                                    Investment Services Division



      William P. Simon, Jr.         Vice President            None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                 Assistant Vice President -   None
                                    Institutional Investment
                                    Services Division



*     Mary E. Smith                 Assistant Vice President -   None
                                    Institutional Investment
                                    Services Division

      Rodney G. Smith               Regional Vice President   None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH 45230

      Daniel S. Spradling           Senior Vice President     None
      #4 West Fourth Avenue, Suite 406
      San Mateo, CA  94402



      Thomas A. Stout               Regional Vice President   None
      2603 Kresson Place
      Bowie, MD 20715

      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri          Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA 91361

&     James P. Toomey               Assistant Vice President   None



%     Christopher E. Trede          Assistant Vice President   None



      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President   None
      606 Glenwood Avenue
      Mill Valley, CA  94941



@     Andrew J. Ward                Vice President            None



*     David M. Ward                 Assistant Vice President -   None
                                    Institutional Investment
                                    Services Division



      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL 34238



#     J. Kelly Webb Sr.             Vice President            None



      Gregory J. Weimer             Regional Vice President   None
      125 Surrey Drive
      Canonsburg, PA  15317



#     Timothy W. Weiss              Director                   None



**    N. Dexter Williams            Vice President            None



      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA  15367



@     Marshall D. Wingo Sr.         Vice President            None



*     Robert L. Winston             Director, Sr. Vice President   None



      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet M. Young                Regional Vice President   None
      1616 Vermont
      Houston, TX  77006


[/R]
____________
* Business Address, 333 South Hope Street, Los Angeles, CA  90071
** Business Address, Four Embarcadero, Suite 1800, San Francisco, CA 94111 # Business Address, 135 South State College Boulevard, Brea, CA 92621
& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230
@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
% Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

(c) None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10 Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23514.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31.  MANAGEMENT SERVICES.
  None.

ITEM 32.  UNDERTAKINGS.
  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 23rd day of February, 1996.

     THE BOND FUND OF AMERICA, INC.
     By /s/ Paul G. Haaga, Jr.
     (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 23, 1996, by the following persons in the capacities indicated.

         SIGNATURE                                       TITLE



(1)      Principal Executive Officer:



         /s/ Abner D. Goldstine                          President and Director

         (Abner D. Goldstine)



(2)      Principal Financial Officer and
         Principal Accounting Officer:



         /s/ Mary C. Hall                                Vice President and Treasurer

         (Mary C. Hall)



(3)      Directors:



         H. Frederick Christie*                          Director

         Diane C. Creel*                                 Director

         Martin Fenton, Jr.*                             Director

         Leonard R. Fuller*                              Director



         /s/ Paul G. Haaga, Jr.                          Chairman and Director

         Paul G. Haaga, Jr.*



         Herbert Hoover III*                             Director

         Richard G. Newman*                              Director

         Peter C. Valli*                                 Director


*By /s/ Julie F. Williams
 (Julie F. Williams, Attorney-in-Fact)

  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

       /s/ Michael J. Downer
       (Michael J. Downer)
                                      C-12